Execution Copy

CONFIDENTIAL TREATMENT REQUESTED
THE PORTIONS OF THIS AGREEMENT MARKED WITH ASTERISKS WITHIN BRACKETS (“[***]”) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406. A COMPLETE COPY OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION

ASSET PURCHASE AGREEMENT

Dated as of February 12, 2018

between

CERECOR, INC.

and
AVADEL PHARMACEUTICALS (USA), INC.,
AVADEL PEDIATRICS, INC.,
FSC THERAPEUTICS, LLC,
AVADEL US HOLDINGS, INC.
AND
AVADEL PHARMACEUTICALS PLC

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TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS; INTERPRETATION    1
Section 1.2Interpretation    9
ARTICLE II PURCHASE AND SALE    10
Section 2.1Purchase and Sale of Purchased Assets; Purchase Price    10
Section 2.2Purchased Assets; Excluded Assets    11
Section 2.3Assumed Liabilities; Excluded Liabilities    12
Section 2.4Closing; Closing Deliverables    13
Section 2.5Third Party Consents    15
Section 2.6Purchase Price Allocation    16
ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER    17
Section 3.1Organization, Standing and Power    17
Section 3.2Authority; Noncontravention    17
Section 3.3Absence of Certain Changes or Events    18
Section 3.4Good Title; Sufficiency of Assets    18
Section 3.5Intellectual Property    19
Section 3.6Assumed Contracts    22
Section 3.7Compliance with Law    22
Section 3.8Litigation    22
Section 3.9Taxes    22
Section 3.10Regulatory Matters    23
Section 3.11Inventory    25
Section 3.12Relationships with Suppliers    25
Section 3.13Brokers and Other Advisors    25
Section 3.14Insurance    25
Section 3.15.Adequate Consideration; Solvency    25
Section 3.16Related Party Transactions    26
Section 3.17Anticorruption Matters    26
Section 3.18No Other Representations and Warranties    27
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER    27
Section 4.1Organization, Standing and Power    27
Section 4.2Authority; Noncontravention    27
Section 4.3Capital Resources    28
Section 4.4Litigation    28
Section 4.5Brokers and Other Advisors    29

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Section 4.6Independent Investigation    29
ARTICLE V ADDITIONAL AGREEMENTS    29
Section 5.1Confidentiality; Non-Competition    29
Section 5.2Certain Tax Matters    32
Section 5.3Public Announcements    33
Section 5.4Regulatory Matters    34
Section 5.5Access    35
Section 5.6Expenses    35
Section 5.7Wrong Pockets    35
Section 5.8Further Assurances    35
Section 5.9TRIS Make-Whole Payments    36
Section 5.10Name    36
Section 5.11Employment    36
Section 5.12.Conduct of Business Prior to the Closing    37
ARTICLE VI INDEMNIFICATION38
Section 6.1Indemnification of Buyer    38
Section 6.2Indemnification of Seller Indemnified Parties    39
Section 6.3Limitations    39
Section 6.4.Indemnification Claims    40
Section 6.5Termination of Indemnification    42
Section 6.6Exclusive Remedies    42
ARTICLE VII GENERAL PROVISIONS    42
Section 7.1Rules of Construction    42
Section 7.2Notices    42
Section 7.3Consents and Approvals    43
Section 7.4Counterparts    43
Section 7.5Entire Agreement; No Third Party Beneficiaries    43
Section 7.6Assignment    43
Section 7.7Governing Law    44
Section 7.8Enforcement    44
Section 7.9Severability    45
Section 7.10Amendment; Waiver    45
ARTICLE VIII CONDITIONS TO CLOSING    45
Section 8.1.Conditions to Obligations of Buyer    45
Section 8.2.Conditions to Obligations of Sellers    45
ARTICLE IX TERMINATION    46
Section 9.1.Termination    46

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Section 9.2.Effect of Termination    46

Schedules

Schedule 1.1(a)    Excluded Business Intellectual Property
Schedule 1.1(b)    Compound
Schedule 1.1(c)    Product
Schedule 2.1(b)(i)    Seller Wire Information
Schedule 2.2(a)(i)    Assumed Contracts
Schedule 2.2(a)(ii)    Regulatory Authorizations
Schedule 2.2(a)(iii)    Business Intellectual Property
Schedule 2.2(a)(v)    Inventory
Schedule 2.2(b)(xiii)    Certain Excluded Assets
Schedule 2.3    Assumed Liabilities
Schedule 3.2(c)    Consents
Schedule 3.4    Liens
Schedule 3.5(f)    Intellectual Property Licenses
Schedule 3.10(a)    Regulatory Authorizations
Schedule 3.10(b)    Regulatory Matters
Schedule 3.16    Related Party Transactions
Schedule 5.11(a)    Business Employees

Exhibits

Exhibit 2.4(b)(ii)    License and Development Agreement
Exhibit 2.4(b)(iii)    Form of Bill of Sale, Assignment and Assumption Agreement

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ASSET PURCHASE AGREEMENT
This Asset Purchase Agreement (this “Agreement”) dated as of February 12, 2018 is entered into between Cerecor, Inc., a Delaware corporation (“Buyer”), Avadel Pharmaceuticals (USA), Inc., a Delaware corporation (“Pharma”), Avadel Pediatrics, Inc., a Delaware corporation (“Pediatrics”), FSC Therapeutics, LLC, a Delaware limited liability company (“Therapeutics”), Avadel US Holdings, Inc., a Delaware corporation (“US Holdings”), and Avadel Pharmaceuticals plc, an Irish corporation (“Parent”). Each of Pharma, Pediatrics, Therapeutics, US Holdings and Parent are individually referred to herein as a “Seller” and are collectively referred to as “Sellers”. Buyer and Sellers are sometimes individually referred to herein as a “Party” and are sometimes collectively referred to herein as the “Parties”. Certain capitalized terms used herein have the meanings ascribed to them in Section 1.1.
RECITALS
WHEREAS, Sellers desire to sell all of each Seller’s right, title and interest in, to and under the Purchased Assets and transfer the Assumed Liabilities to Buyer, and Buyer wishes to purchase from the Sellers all of each Seller’s right, title and interest in, to and under the Purchased Assets and to assume the Assumed Liabilities, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement, and of the representations, warranties, conditions, agreements and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
ARTICLE I.
DEFINITIONS; INTERPRETATION
Section 1.1.    Definitions. For purposes of this Agreement, the following terms shall have the corresponding meanings set forth below:
“Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules, regulations, guidelines, guidance documents and requirements promulgated thereunder, as may be in effect from time to time.
“Action” means any claim, action, suit, arbitration, audit, proceeding, or formal investigation, in each case by or before a Governmental Authority.
“Acquisition” has the meaning set forth in Section 2.1(a).
“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such first Person.

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“Agreement” has the meaning set forth in the preamble hereof.
“Apportioned Obligations” has the meaning set forth in Section 5.2(b).
“Assumed Contracts” has the meaning set forth in Section 2.2(a)(i).
“Assumed Liabilities” means (a) all Liabilities arising out of or related to the Assumed Contracts and Purchased Assets following the Closing, (b) all Liabilities arising out or related to the operation of the Business by Buyer following the Closing and (c) all Liabilities set forth on Schedule 2.3.
“Bill of Sale, Assignment and Assumption Agreement” has the meaning set forth in Section 2.4(b)(iii).
“Books and Records” means all books, records, files and documents related to a Product, the Compound or any other Purchased Asset (including sales, pricing, promotional, research and development, data (including Data), customer and supplier lists, marketing studies, consultant reports, physician databases and correspondence (excluding invoices), complaint files and adverse drug experience files, correspondence with Governmental Authorities and, to the extent not originals, true and complete copies of all files relating to the filing, prosecution, issuance, maintenance, enforcement or defense of any Business Intellectual Property, including written Third Party correspondence, records and documents related to research and pre-clinical and clinical testing and studies for a Product or the Compound conducted by or on behalf of any Seller, including laboratory and engineering notebooks, procedures, tests, dosage, criteria for patient selection, safety and efficacy and study protocols, investigators brochures and all vigilance and other safety records) in all forms, including electronic, in which they are stored or maintained, and all data and information included or referenced therein, in each case that are licensed, owned or controlled by or otherwise in the possession of any Seller in respect of a Product or Compound, but in all cases excluding the Excluded Books and Records.
“Business” means the business of licensing and selling the Compound and the Products and the outsourcing of services in respect of the Compound or Products. For the avoidance of doubt, Sellers make no representations or warranties or any other statements with regard to the services performed by the third-parties to which the Company outsources such activities.
“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions located in New York City are permitted or required by applicable Law to remain closed.
“Business Employee” has the meaning set forth in Section 5.11(a).
“Business Intellectual Property” means, other than the items set forth on Schedule 1.1(a), all Patents, Trademarks, Copyrights, Software, Trade Secrets and other Intellectual Property Rights, in each case Controlled by any Seller and that (i) relate to the Compounds or the

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Products or (ii) were acquired, conceived, or reduced to practice by Sellers in connection with Exploiting the Products, and the right to recover for past infringement of any of the foregoing.
“Buyer” has the meaning set forth in the preamble hereof.
“Buyer Indemnified Party” has the meaning set forth in Section 6.1(a).
“Cap” has the meaning set forth in Section 6.3(a)(iii).
“Closing” has the meaning set forth in Section 2.4(a).
“Closing Date” has the meaning set forth in Section 2.4(a).
“Code” means the Internal Revenue Code of 1986, as amended.
“Competing Product” has the meaning set forth in Section 5.1(b).
“Compound” means the compounds set forth in Schedule 1.1(b).
“Confidential Information” has the meaning set forth in Section 5.1(a)(ii).
“Confidentiality Agreement” means the Confidential Disclosure Agreement, dated January 2, 2018 between Pharma and Buyer.
“Contemplated Transactions” means the transactions contemplated by this Agreement and any Related Document.
“Contracts” means any legally binding loan or credit agreement, bond, debenture, note, mortgage, indenture, lease, supply agreement, license agreement, development agreement, distribution agreement or other legally binding contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, franchise or license, whether written or oral.
“Control” including its various tenses and derivatives (such as “controlled” and “controlling”) means (a) when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by Contract or otherwise, (b) when used with respect to any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security and (c) when used with respect to any Intellectual Property Rights, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such Intellectual Property Rights or to compel another to do so.
“Data” means all databases and data, including all compilations thereof, and all rights therein, Controlled by any Seller that (i) were collected, compiled, generated or used in connection with the Business between February 5, 2016 (including all that were acquired by any

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Seller on that date) and the Closing Date, or (ii) otherwise are related to the Business and has been in Sellers’ Control since February 5, 2016.
“Data Room” has the meaning set forth in Section 1.2.
“Deerfield Agreement” means the Membership Interest Purchase Agreement, dated as of February 5, 2016 by and among certain parties affiliated with the Sellers and Deerfield CSF, LLC.
“Deerfield Obligation” means the interest payment to be made on April 30, 2018 under the Deerfield Agreement.
“Development Agreement” means the License and Development Agreement in the form attached hereto as Exhibit 2.4(b)(ii).
“Disclosure Letter” means the disclosure letter delivered to Buyer by Sellers simultaneously with the execution of this Agreement; all references to Schedules shall refer to Schedules to the Disclosure Letter.
“Drop Dead Date” has the meaning set forth in Section 9.1.
“Dollars” or “$” means United States dollars.
“Excluded Assets” has the meaning set forth in Section 2.2(b).
“Excluded Books and Records” means Books and Records relating to the Excluded Assets.
“Excluded Contracts” means all Contracts of any Seller other than the Assumed Contracts.
“Excluded Liabilities” has the meaning set forth in Section 2.3(b).
“Exploit” means to make, have made, import, use, sell, offer for sale, and otherwise dispose of, including to research, develop, register, modify, enhance, improve, manufacture, have manufactured, store, formulate, optimize, export, transport, distribute, commercialize, promote, market, have sold and otherwise dispose of. “Exploitation” means the act of Exploiting a compound, product or process.
“FCPA” has the meaning set forth in Section 3.17(a).
“FDA” has the meaning set forth in Section 3.10(b).
“First Restricted Period” has the meaning set forth in Section 5.1(b)(i).
“GAAP” means the United States generally accepted accounting principles in effect at the time relevant to the context in which such term is used herein.

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“Governmental Authority” means any Federal, state, local or foreign government, any court, tribunal, administrative, regulatory or other governmental agency, department, commission or authority or any non-governmental self-regulatory agency, commission or authority.
“Indemnified Party” has the meaning set forth in Section 6.4(a).
“Indemnifying Party” has the meaning set forth in Section 6.4(a).
“Indemnity Threshold” has the meaning set forth in Section 6.3(a)(i).
“Independent Accountant” has the meaning set forth in Section 2.6(a).
“Intellectual Property Rights” means any (a) patents, patent applications (including in each case any continuation, continuation-in-part, division, renewal, patent term extension (including any supplemental protection certificate), reexamination or reissue thereof) (collectively, “Patents”); (b) registered and unregistered trademarks, trade dress, trade names, logos, design rights, service marks, together with the goodwill pertaining to the foregoing, and all applications, registrations and renewals therefor (collectively, “Trademarks”); (c) registered and unregistered copyrights, works of authorship, copyrightable works (published or unpublished) and all applications, registrations and renewals therefor (collectively, “Copyrights”); (d) domain names; (e) software, computer programs and applications (whether in source code, object code or other form) algorithms, databases, documentation and technology supporting the foregoing (excluding off the shelf software) (collectively, “Software”); and (f) trade secrets (“Trade Secrets”), know-how (including all ideas, concepts, research and development, composition information and embodiments, manufacturing and production processes, techniques and information, specifications, technical and business data, Data, designs, drawings, suppliers lists, pricing and cost information, and data and know-how embodied in business and marketing plans and proposals), other proprietary information and other proprietary intellectual property rights, and all copies and tangible embodiments of the foregoing in whatever form or medium.
“Inventory” means all inventories of the Product, including all drug substances, drug product, clinical lots, reference standards, reserve samples, patient samples, patient images and scans, vials, reagents, vectors, DNA constructs, inventories of active pharmaceutical ingredients, intermediates, raw materials, components, consumables, work-in- process, finished goods, supplies, parts, labels and packaging (including rights and interests in goods in transit, consigned inventory, inventory sold on approval and rental inventory).
“Labeling” shall be as defined in Section 201(m) of the Act (21 U.S.C. § 321(m)) and other comparable foreign Law relating to the subject matter thereof, including a Product’s label, packaging and instructions for use accompanying a Product, and any other written, printed, or graphic materials accompanying a Product, including patient instructions or patient indication guides.

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“Law” means any federal, state, local or foreign constitution, treaty, law, statute, ordinance, rule, regulation, interpretation, guidance document, directive, policy, award, Order and any other ruling or decision of any applicable Governmental Authority.
“Liabilities” means liabilities, obligations and commitments, whether accrued or fixed, absolute or contingent, known or unknown, determined or determinable, due or to become due, or otherwise.
“Lien” means any lien (statutory or otherwise), security interest, pledge, hypothecation, mortgage, assessment, lease, claim, levy, license, defect in title, charge, or any other Third Party right, license or property interest of any kind, or any conditional sale or other title retention agreement, right of first option, right of first refusal or similar restriction, any covenant not to sue, or any restriction on use, transfer, receipt of income or exercise of any other attribute of ownership or any agreement to give any of the foregoing in the future or similar encumbrance of any kind or nature whatsoever.
“Losses” has the meaning set forth in Section 6.1(a).
“Marketing Authorization” means the receipt of all approvals from the relevant Regulatory Authority necessary to market and sell a Product in the United States (including all applicable approvals or determinations by a Regulatory Authority for the pricing or pricing reimbursement for a pharmaceutical product even if not legally required to sell the Product in the United States).
“Material Adverse Effect” means any change, effect, event, occurrence or fact that, individually or in the aggregate, would reasonably be expected to result in, or has resulted in, a materially adverse change or effect to (a) the assets, liabilities or condition of the Purchased Assets, taken as a whole, or (b) any Seller’s ability to consummate the Contemplated Transactions; provided, however, that, for purposes of clause (a), none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, effect, event, occurrence, state of facts or development relating to the economy in general in the United States or in any other jurisdiction in which any Seller has operations or conducts business, or conditions generally affecting the industries in which the Sellers operate the Business, so long as the effects do not have a materially disproportionate effect and adversely impact the Purchased Assets, taken as a whole, (ii) any change, effect, event, occurrence, state of facts or development reasonably attributable to conditions affecting the pharmaceutical industry (other than as may arise or result from regulatory action by a Regulatory Authority), so long as the effects do not have a materially disproportionate effect and adversely impact the Purchased Assets, taken as a whole (iii) the announcement, pendency or completion of the Contemplated Transactions, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with any Seller and the Business, (iv) earthquakes, hurricanes, tornadoes, natural disasters or global, national or regional political conditions, including hostilities, military actions, political instability, acts of terrorism or war or any escalation or material worsening of any such hostilities, military actions, political instability, acts of terrorism or war existing or underway as of the date hereof (other than any of the foregoing

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that causes any material damage or destruction to or renders unusable any material Purchased Assets and so long as the effects do not have a materially disproportionate effect and adversely impact the Purchased Assets, taken as a whole), (v) any effect that results from any action taken at the express prior written request of Buyer or with Buyer’s prior written consent, (vi) any failure by the Business to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures may nevertheless constitute a Material Adverse Effect, subject to the other provisions of this definition) or (vii) changes in Law or GAAP or any interpretation thereof (so long as the effects do not have a materially disproportionate effect and adversely impact the Purchased Assets, taken as a whole and it being understood that this clause (vii) shall not apply with respect to any representation or warranty contained in this Agreement the purpose of which is to address compliance with Law or GAAP or any interpretation thereof).
“Measurement Date” has the meaning set forth is Section 3.3.
“NDA” means a New Drug Application, filing pursuant to Section 510(k) of the Act, or similar application or submission for Marketing Authorization of a Product filed with the relevant Regulatory Authority to obtain Marketing Authorization for a pharmaceutical or diagnostic product in the United States.
“Order” means any writ, judgment, decree, injunction or similar order, including consent orders, of any Governmental Authority (in each such case whether preliminary or final).
“Ordinary Course of Business” means the ordinary course of business of the Business and Sellers consistent with Sellers’ practices of operating the Business since February 5, 2016.
“Party” or “Parties” has the meaning set forth in the preamble hereof.
“Permitted Liens” means, (i) statutory liens for Taxes, assessments and governmental charges not yet due and payable or that are being contested in good faith by appropriate proceedings and, if required under GAAP, for which appropriate reserves have been created; (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, material men and other Liens imposed by law arising or incurred in the ordinary course of business for amounts that are not yet due and payable and, if required under GAAP, for which appropriate reserves have been created or that are being contested in good faith by appropriate proceedings and that are not resulting from any breach, violation or default by any Seller of any Contract or applicable Law; or (iii) other Liens that do not materially impair the usage, disposition, pledging or operation of the respective asset.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or any Governmental Authority.

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“Post-Closing Tax Period” means (i) any Tax period beginning after the Closing Date, and (ii) with respect to any Straddle Period, the portion of such period beginning after the Closing Date.
“Pre-Closing Tax Period” means (i) any Tax period ending on or before the Closing Date, and (ii) with respect to any Straddle Period, the portion of such period up to and including the Closing Date.
“Product” means the products set forth on Schedule 1.1(c).
“Purchase Price” means an amount equal to $1.00.
“Purchase Price Allocation” has the meaning set forth in Section 2.6(a).
“Purchased Assets” has the meaning set forth in Section 2.2(a).
“Regulatory Authority” means any applicable Governmental Authority with responsibility for granting licenses or approvals, including Marketing Authorizations, necessary for the marketing and sale of a Product in any jurisdiction, or that is concerned with the research, development, marketing, sale, use, handling and control, safety, efficacy, reliability or manufacturing of drug or biological products.
“Regulatory Authorizations” means (a) all licenses, permits, certificates, clearances, exemptions, approvals, consents and other authorizations that any Seller owns, holds or possesses, including those prepared for submission to or issued by any Regulatory Authority or research ethics committee (including pre-market notification clearances, pre-market approvals, investigational device exemptions, non-clinical and clinical study authorizations, product re- certifications, manufacturing approvals and authorizations, CE Mark certifications, pricing and reimbursement approvals, Labeling approvals, registration notifications or their foreign equivalent), that are required for or relate to the Purchased Assets or the Exploitation of the Purchased Assets, including those set forth on Schedule 3.10(a); and (b) all applications, supporting files, writings, data, studies and reports, and all correspondence to, with, or from the FDA or any other Regulatory Authority or research ethics committee, relating to any license, permit, certificate, clearance, exemption, approval, consent or other authorization described in clause (a).
“Related Documents” means, other than this Agreement, the Development Agreement, and all other agreements, certificates and documents signed and delivered by any Party in connection with this Agreement or the transactions contemplated hereby.
“Representatives” means, with respect to any Person, such Person’s directors, officers, managers, employees, counsel, consultants, accountants, financial advisors, lenders and other agents and representatives (in each case, acting in such Person’s capacity as such).
“Second Restricted Period” has the meaning set forth in Section 5.1(b)(ii).
“Seller” and “Sellers” has the meaning set forth in the preamble hereof.

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“Seller Indemnified Party” has the meaning set forth in Section 6.2(a).
“Sellers’ Organizational Documents” has the meaning set forth in Section 3.1.
“Sellers’ Knowledge” (and similar phrases) means, with respect to any matter in question, the actual knowledge of the following individuals: Michael Anderson, Gregory Divis, Sandra Hatten, Michael Kanan and Phil Thompson.
“Social Security Act” has the meaning set forth in Section 3.10(e).
“Specified Representations” has the meaning set forth in Section 6.3(a).
“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.
“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.
“Tax” or “Taxes” means (whether disputed or not) all (a) Federal, state, local and foreign income, property, sales, use, excise, withholding, payroll, employment, social security, capital gain, alternative minimum, transfer and other taxes and similar governmental charges, in each case in the nature of a tax, including any interest, penalties and additions with respect thereto, (b) liability for the payment of any amounts of the type described in clause (a) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group or as a transferee or successor and (c) liability for the payment of any amounts as a result of being party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other Person with respect to the payment of any amounts of the type described in clause (a) or (b).
“Tax Benefit” has the meaning set forth in Section 6.3(d).
“Tax Refunds” has the meaning set forth in Section 2.2(b)(vi).
“Tax Return” means all returns (including amended returns), requests for extensions of time, claims for refund, declarations of estimated Tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of the foregoing, filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes.
“Taxing Authority” means any Federal, state, local or foreign government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority.

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“Third Party” means any Person other than: (a) any Seller or Buyer or (b) any Affiliates of any Seller or Buyer.
“Third Party Claim” has the meaning set forth in Section 6.4(a).
“Transfer Taxes” has the meaning set forth in Section 5.2(a).
“Treasury Regulations” means the final and temporary Regulations promulgated under the Code by the United States Department of the Treasury.
“Written Report” has the meaning set forth in Section 5.9(a).
Section 1.2.    Interpretation. When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article of, a Section of, or an Exhibit to, this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule, such reference shall be to a Schedule of the Disclosure Letter. The table of contents and headings contained in this Agreement, any Related Document or in any Exhibit or Schedule to the Disclosure Letter hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, such Related Document or such Exhibit or Schedule to the Disclosure Letter. Whenever the words “include”, “includes” or “including” are used in this Agreement or any Related Document, they shall be deemed to be followed by the words “without limitation”. The word “or,” when used in this Agreement, has the inclusive meaning represented by the phrase “and/or.” The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to the “date hereof” refer to the date of this Agreement. “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”. For purposes of this Agreement and the Related Documents, the phrases “delivered or made available to Buyer prior to the date hereof”, “delivered or made available to Buyer in the data room prior to the date hereof”, “has made available to Buyer prior to the date hereof” or “has made available to Buyer in the data room prior to the date hereof” and similar expressions in respect of any document or information will be construed for all purposes of this Agreement and the Related Documents as meaning that a copy of such document or information was filed and made available for viewing by Buyer in the electronic data rooms hosted by Sellers’ SharePoint site (the “Data Room”) in each case no later than three Business Days prior to the date hereof (or, if after such third Business Day, then delivered directly to Buyer and its legal counsel). All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or statute defined or referred to herein or in any Contract that is referred to herein means (a) in the case of any statute, such statute and any comparable statute that from time to time replaces such statute by succession and (b) in the case of any Contract, such Contract and

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all amendments, modifications and attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. Any reference contained in this Agreement to specific governmental regulatory provisions or to any specific Governmental Authority shall include any successor regulation or regulatory provisions, or successor Governmental Authority, as the case may be.

ARTICLE II.
PURCHASE AND SALE

Section 2.1.    Purchase and Sale of Purchased Assets; Purchase Price.
(a)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Sellers shall sell, convey, deliver, transfer and assign to Buyer (or its designated Affiliate), free and clear of all Liens, other than Permitted Liens, and Buyer (or its designated Affiliate) shall purchase, take delivery of and acquire from Sellers all of each Seller’s right, title and interest in, to and under all of the Purchased Assets. The purchase and sale of the Purchased Assets hereunder is referred to herein as the “Acquisition”.
(b)    In consideration of the sale, conveyance, delivery, transfer and assignment of the Purchased Assets to Buyer and Sellers’ other covenants and obligations hereunder, at the Closing, upon the terms and subject to the conditions hereof:
(i)    Buyer shall pay Sellers, by wire transfer of immediately available funds to the account set forth on Schedule 2.1(b)(i), the Purchase Price; and
(ii)    Buyer shall assume the Assumed Liabilities.
Section 2.2.    Purchased Assets; Excluded Assets.
(a)    The term “Purchased Assets” means all of the assets primarily used or held for use in the Business, including each Seller’s right, title and interest in, to and under the following properties and assets (tangible or intangible), in each case to the extent used in the Business and in each case other than the Excluded Assets:
(i)    the Contracts set forth on Schedule 2.2(a)(i) (collectively, the “Assumed Contracts”), including all rights thereunder;
(ii)    all Regulatory Authorizations, including as set forth on Schedule 2.2(a)(ii);
(iii)    all Business Intellectual Property, including the registrations and applications set forth on Schedule 2.2(a)(iii);

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(iv)    all Books and Records, other than the Excluded Books and Records;
(v)    all Inventory, including as set forth on Schedule 2.2(a)(v), to be delivered to Buyer as set forth on such Schedule; and
(vi)    all claims, counterclaims, credits, causes of action, choses in action, rights of recovery, and rights of indemnification or setoff against Third Parties and other claims arising out of or relating to the Purchased Assets or the Assumed Liabilities after the Closing and all other intangible property rights that relate to the Purchased Assets or the Assumed Liabilities.
(b)    Other than the Purchased Assets, Buyer expressly understands and agrees that it is not purchasing or acquiring, and the Sellers are not selling or assigning, any other assets or properties of any Seller or any of their Affiliates, and all such other assets and properties shall be excluded from the Purchased Assets (collectively, the “Excluded Assets”). The Excluded Assets shall include, but not be limited to, the following:
(i)    all cash and cash equivalents, bank accounts and securities of Sellers, and all accounts receivable generated prior to the Closing Date;
(ii)    all Contracts other than the Assumed Contracts (it being understood that, for the avoidance of doubt, all Excluded Contracts are Excluded Assets);
(iii)    all statements of work, proposals or other similar documents executed pursuant to any Contract (including the Assumed Contracts) that are not related to the Business, a Product, the Compound or the Purchased Assets;
(iv)    all rights, claims and credits of Sellers to the extent relating to any Excluded Asset or any Excluded Liability;
(v)    all land, buildings, improvements and fixtures thereon owned or leased by Sellers;
(vi)    any refunds, credits or other assets or rights (including interest thereon or claims therefor) with respect to any Taxes (the “Tax Refunds”) relating to the Purchased Assets and attributable to any Pre-Closing Tax Period;
(vii)    all Intellectual Property Rights of Sellers other than the Business Intellectual Property;
(viii)    the corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of any Seller, and all Excluded Books and Records;

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(ix)    all insurance policies of Sellers and all rights to applicable claims and proceeds thereunder;
(x)    all Tax assets (including duty and Tax refunds and prepayments) of Sellers or any of their Affiliates;
(xi)    all assets, properties and rights used by Sellers in their businesses other than the Business;
(xii)    except to the extent included in the Purchased Assets, all other properties, assets, goodwill and rights of Sellers of whatever kind and nature, real, personal or mixed, tangible or intangible; and
(xiii)    the assets set forth on Schedule 2.2(b)(xiii).
Section 2.3.    Assumed Liabilities; Excluded Liabilities.
(a)    Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, Sellers shall sell, convey, deliver, transfer and assign to Buyer (or its designated Affiliate), and Buyer (or its designated Affiliate) shall assume from Sellers the Assumed Liabilities.
(b)    Notwithstanding anything in this Agreement or the Related Documents to the contrary, other than the Assumed Liabilities: (i) Buyer shall not be the successor to any Seller or any Affiliates of any Seller, and (ii) Buyer expressly does not assume, and shall not become liable to pay, perform or discharge, any Liability whatsoever of any Seller or any Affiliates of any Seller, to the extent arising out of or otherwise relating in any way to the Purchased Assets. All such Liabilities are referred to herein as the “Excluded Liabilities”. Without limitation of the foregoing, the Excluded Liabilities shall include the following Liabilities:
(i)    any Liabilities to the extent relating to or arising out of the Excluded Assets;
(ii)    any Liabilities of any Seller, or any member of any consolidated, affiliated, combined or unitary group of which any Seller is or has been a member, for Taxes (excluding, for the avoidance of doubt, any Taxes imposed with respect to any Post-Closing Tax Period that relate to the ownership or operation of the Purchased Assets; provided, that the Transfer Taxes and the Apportioned Obligations shall be paid in the manner set forth in Section 5.2;
(iii)    any Liabilities of any Seller or any Affiliates of any Seller under this Agreement, the Related Documents or in connection with the Contemplated Transactions;

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(iv)    all Liabilities under Excluded Contracts (other than the Deerfield Obligation);
(v)    any Liabilities (including all Actions relating to such Liabilities) of any Seller or any Affiliates of any Seller to any Person and claims from any Person to the extent relating to or arising out of circumstances existing on or prior to the Closing, including those to the extent relating to or arising out of any product liability, patent infringement, breach of warranty or similar claim for injury to person or property that resulted from the use, operation, ownership or misuse of the Purchased Assets or the operation of the business of Seller or any Affiliates of any Seller, to the extent such conduct occurred on or prior to the Closing;
(vi)    any Liabilities (including all Actions relating to such Liabilities) to the extent relating to or arising out of the Intellectual Property Rights of any Person on or prior to the Closing, including any Liability for any loss or infringement, misappropriation, other violation thereof or for violation of privacy, personal information or data protection rights; and
(vii)    any other Liabilities arising out of the Purchased Assets or the operation of the business of any Seller or any Affiliates of any Seller on or prior to the Closing, whether or not any such Liabilities are claimed prior to or after the Closing (other than the Assumed Liabilities).
Section 2.4.    Closing; Closing Deliverables.
(a)    Closing. The closing of the Acquisition (the “Closing”) shall take place remotely by exchange of electronic copies of the agreements, documents, certificates and other instruments set forth in this Section 2.4 on the second Business Day after all of the conditions to Closing set forth in Article VIII are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date or place as Sellers and Buyer may mutually agree upon in writing. The date on which the Closing occurs is referred to herein as the “Closing Date” and, for all purposes of this Agreement, the Closing shall be deemed effective as of open of business on the Closing Date.
(b)    Seller Closing Deliverables. At the Closing, Sellers shall deliver or cause to be delivered to Buyer:
(i)    a certificate, dated as of the Closing Date, duly executed by the secretary of Parent, certifying that:
(A)    all documents to be executed by Sellers and delivered at the Closing have been executed by a duly authorized officer of the applicable Seller;

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(B)    the resolutions adopted by the Board of Directors or other similar body of each Seller (the “Seller Boards”) authorizing the execution, delivery and performance of this Agreement, as attached to the certificate, were duly adopted by the respective Seller Board and remain in full force and effect, and have not been amended, rescinded or modified, except to the extent attached thereto; and
(C)    Sellers’ officer(s) executing this Agreement, and each of the other documents necessary for consummation of the Contemplated Transactions, is an incumbent officer, and the specimen signature on such certificate is a genuine signature;
(ii)    the Development Agreement, duly executed by Parent and Flamel Ireland Limited;
(iii)    the Bill of Sale, Assignment and Assumption Agreement, in the form of Exhibit 2.4(b)(iii) (the “Bill of Sale, Assignment and Assumption”), duly executed by each Seller;
(iv)    a certificate of each Seller other than Parent, in compliance with Section 1.1445-2(b)(2) of the Treasury Regulations, listing such Seller’s name, address and U.S. employer identification number and stating that such Seller is not a foreign person; provided, however, that if any Seller is treated as a disregarded entity under the Treasury Regulations issued under Code Section 7701, such Seller will not be required to provide a certificate, but rather, the “owner of the disregarded entity” (within the meaning of Treasury Regulations Section 1.445-2(b)(2)(iii)) shall provide such a certificate and identify thereon the disregarded entity that it owns;
(v)    a duly completed and accurate Internal Revenue Service Form W-8 or W‑9 for each Seller;
(vi)    a fully executed wavier, pursuant to which Deerfield CSF, LLC, on behalf of itself and all its Affiliates, (a) waives its right to accelerate the Deferred Payments (as defined in the Deerfield Agreement) as a result of the Contemplated Transactions and (b) acknowledges that the Contemplated Transactions are not an Acceleration Trigger Event (as defined in the Deerfield Agreement); and
(vii)    all forecasts since the Measurement Date that are required to be delivered pursuant to or in accordance with any of the Assumed Contracts.
(c)    Buyer Closing Deliverables. At the Closing, Buyer shall deliver or cause to be delivered to Parent:

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(i)    the payments required pursuant to Section 2.1(b)(i);
(ii)    a certificate, dated as of the Closing Date, duly executed by an authorized officer of Buyer, certifying that:
(A)    all documents to be executed by Buyer and delivered at the Closing have been executed by a duly authorized signatory of Buyer;
(B)    the resolutions adopted by the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement, as attached to the certificate, were duly adopted and remain in full force and effect, and have not been amended, rescinded or modified, except to the extent attached thereto; and
(C)    Buyer’s officer executing this Agreement, and each of the other documents necessary for consummation of the Contemplated Transactions, is an incumbent officer, and the specimen signature on such certificate is a genuine signature;
(iii)    the Development Agreement, duly executed by Buyer;
(iv)    the Bill of Sale, Assignment and Assumption, duly executed by Buyer; and
(v)    a guaranty, duly executed by Buyer’s majority stockholder, Armistice Capital Master Fund, Ltd., in form and substance reasonably acceptable to the Sellers.
Section 2.5.    Non-assignable Assets.
(a)    Notwithstanding anything to the contrary in this Agreement, and subject to the provisions of this Section 2.5, to the extent that the sale, assignment, transfer, conveyance or delivery, or attempted sale, assignment, transfer, conveyance or delivery, to Buyer of any Purchased Asset would result in a violation of applicable Law, or would require the consent, authorization, approval or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (including any Governmental Authority), and such consent, authorization, approval or waiver has not been obtained prior to the Closing, this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or an attempted sale, assignment, transfer, conveyance or delivery, thereof; provided, however, that, subject to Sellers’ compliance with this Section 2.5, the Closing shall occur notwithstanding the foregoing without any adjustment to the Purchase Price on account thereof. Following the Closing, Sellers and Buyer shall use, each at its own cost and expense, commercially reasonable efforts, and shall cooperate with each other, to obtain any such required consent, authorization, approval or waiver,

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or any release, substitution or amendment required to novate all liabilities and obligations under any and all Assigned Contracts or other liabilities that constitute Assumed Liabilities or to obtain in writing the unconditional release of all parties to such arrangements, so that, in any case, Buyer shall be solely responsible for such liabilities and obligations from and after the Closing Date; provided, however, that neither Sellers nor Buyer shall be required to pay any consideration therefor. Once such consent, authorization, approval, waiver, release, substitution or amendment is obtained, Sellers shall sell, assign, transfer, convey and deliver to Buyer the relevant Purchased Asset to which such consent, authorization, approval, waiver, release, substitution or amendment relates for no additional consideration. Applicable Transfer Taxes in connection with such sale, assignment, transfer, conveyance or license shall be paid by Buyer in accordance with Section 5.2(a) of this Agreement.
(b)    To the extent that any Purchased Asset and/or Assumed Liability cannot be transferred to Buyer following the Closing pursuant to this Section 2.5, Buyer and Sellers shall use, each at its own cost and expense, commercially reasonable efforts to enter into such arrangements (such as subleasing, sublicensing or subcontracting) to provide to the parties the economic and, to the extent permitted under applicable Law, operational equivalent of the transfer of such Purchased Asset and/or Assumed Liability to Buyer as of the Closing and the performance by Buyer of its obligations with respect thereto. To the extent permitted under applicable Law, Sellers shall hold in trust for and pay to Buyer promptly upon receipt thereof, such Purchased Asset and all income, proceeds and other monies received by Sellers to the extent related to such Purchased Asset in connection with the arrangements under this Section 2.5. Notwithstanding anything herein to the contrary, the provisions of this Section 2.5 shall not apply to any consent or approval required under any antitrust, competition or trade regulation Law.
Section 2.6.    Purchase Price Allocation.
(a)    The Purchase Price and other relevant items for Tax purposes shall be allocated among the Purchased Assets in accordance with the principles set forth in Section 1060 of the Code (and the Treasury Regulations promulgated thereunder). Buyer shall prepare a draft allocation statement in accordance with the aforementioned principles and provide a copy to Parent no later than sixty (60) calendar days after the Closing Date. Parent shall inform Buyer in writing within fifteen (15) calendar days of the receipt of such draft of any objection by Sellers to the draft allocation. To the extent that any such objection is received, the Buyer and Sellers shall attempt in good faith to resolve any dispute. If Buyer and Sellers are unable to reach such agreement within fifteen (15) days after receipt by Buyer of such notice, the disputed items shall be resolved by a nationally recognized accounting firm that is mutually acceptable to Buyer and Sellers (the “Independent Accountant”), and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within fifteen (15) days of having the item referred to it pursuant to such procedures as it may require. The costs, fees and expenses of the Independent Accountant shall be borne equally by Buyer and Sellers.

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The allocation as determined by agreement of the Parties or by the Independent Accountant, as the case may be (the “Purchase Price Allocation”) shall be binding on the Parties.
(b)    Each Seller and Buyer agree to act in accordance with the Purchase Price Allocation, as adjusted in accordance with Section 2.6(a) if applicable, in any Tax Return, including any forms or reports required to be filed pursuant to Section 1060 of the Code or any provisions of any comparable Law, unless otherwise required by a change in Law after the date hereof, or a final “determination,” as defined in Section 1313(a) of the Code. Buyer and each Seller shall cooperate in the preparation of such Tax Returns and file such forms as required by applicable Law. Neither Buyer nor any Seller shall take a position inconsistent therewith upon examination of any Tax Return, in any refund claim, or in any litigation or investigation, without the prior written consent of the other Party (which consent, in the case of the Sellers, will be deemed to be given by all Sellers upon consent of Parent), except as required by applicable Law. In the event that the Purchase Price Allocation is disputed by any Taxing Authority, the Party receiving notice of the dispute shall promptly notify the other Party in writing of such notice and resolution of the dispute.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF SELLERS
Except as set forth in the Schedules to the Disclosure Letter attached hereto (to the extent any such Schedule to the Disclosure Letter is numbered to correspond to a representation or warranty, such Schedule to the Disclosure Letter includes a cross reference to a Schedule to the Disclosure Letter corresponding to another representation or warranty, or the applicability of disclosure on a Schedule to the Disclosure Letter to another representation is reasonably apparent based on the face of such disclosure), Sellers jointly and severally represent and warrant to Buyer that the statements contained in this Article III are true and correct for the period between February 5, 2016 and the date hereof.
Section 3.1.    Organization, Standing and Power. Each Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to own, lease or otherwise hold and operate the Purchased Assets and the Business, except where the failure to be in good standing or have such power or authority, individually or in the aggregate, has not been and would not reasonably be expected to be material and adverse to the Business or the Purchased Assets, taken as a whole. Each Seller is duly qualified or licensed to do business and is in good standing (in jurisdictions that recognize the concept of good standing) in each jurisdiction in which the Business operates, other than in such jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate has not been and would not reasonably be expected to have a Material Adverse Effect. Sellers have made available to Buyer, prior to the execution of this Agreement, complete and accurate copies of each Seller’s certificate of incorporation, bylaws, certificate of organization, operating agreement, and any other applicable formation or

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organizational documents, in each case as amended to the date hereof (collectively, the “Sellers’ Organizational Documents”). No Seller is in violation of any of the provisions of the Sellers’ Organizational Documents.
Section 3.2.    Authority; Noncontravention. (a) Each Seller has all requisite corporate power and authority to execute and deliver this Agreement and the Related Documents and to consummate the Contemplated Transactions. The execution and delivery of this Agreement and the Related Documents by Sellers and the consummation by Sellers of the Contemplated Transactions have been duly authorized by all necessary corporate action on the part of Sellers and no other corporate proceedings on the part of Sellers are necessary to authorize this Agreement, the Related Documents or to consummate the Contemplated Transactions. Each of this Agreement and the Related Documents has been duly executed and delivered by each Seller and, assuming the due authorization, execution and delivery by Buyer, constitutes a legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies. The Seller Boards duly and unanimously adopted resolutions (a) approving and declaring advisable this Agreement, the other Related Documents, the Acquisition and the other Contemplated Transactions and (b) declaring that it is in the best interests of the stockholder(s) or member(s), as applicable, of each Seller that Sellers enter into this Agreement and the Related Documents and consummate the Contemplated Transactions on the terms and subject to the conditions set forth in this Agreement or such Related Documents, which resolutions have not been subsequently rescinded, modified or withdrawn in any way. No stockholder, member, or other equity holder approval is required on behalf of any Seller for the execution, delivery or performance of this Agreement or any Related Document.
(b)    The execution and delivery of this Agreement and the Related Documents by each Seller do not, and the consummation of the Contemplated Transactions and compliance by each Seller with the provisions of this Agreement and the Related Documents will not, conflict with, or result in any violation or breach of, or default under (with or without notice or lapse of time, or both), or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon the Purchased Assets under, (i) Sellers’ Organizational Documents, (ii) any Contract to which a Seller is a party in respect of the Business, or to which any of the Purchased Assets is subject or (iii) any (A) statute, ordinance, rule, regulation or other Law applicable to the Business or the Purchased Assets or (B) Order applicable to the Business or the Purchased Assets, except in the cases of clauses (ii) and (iii), where the conflict, violation, breach, default, termination, cancellation, acceleration or creation of a Lien, individually or in the aggregate, has not had a Material Adverse Effect.
(c)    Except as set forth on Schedule 3.2(c), no consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any

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Governmental Authority is required by or with respect to any Seller or the Purchased Assets in connection with the execution and delivery of this Agreement or any Related Document by any Seller, the transfer of the Purchased Assets to Buyer or the consummation of the Contemplated Transactions.
Section 3.3.    Absence of Certain Changes or Events. Since February 5, 2016 (the “Measurement Date”) (a) no event has occurred which would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (b) there has been no material loss, destruction or damage (in each case, whether or not insured) affecting the Purchased Assets or any rights thereunder.
Section 3.4.    Good Title; Sufficiency of Assets.
(a)    Except for the Business Intellectual Property (which is addressed in Section 3.5), (i) Sellers have good and marketable title to, or valid contract rights to or other valid rights to use, as applicable, all of the Purchased Assets free and clear of all Liens (other than Permitted Liens), and have complete power and rights to sell, assign, transfer and deliver to Buyer, as applicable, the Purchased Assets, (ii) there are no adverse claims of ownership to the Purchased Assets and no Seller has received written notice that any Person has asserted a claim of ownership or right of possession or use in or to any of the Purchased Assets, and (iii) at the Closing, Buyer will acquire from Sellers good title to, or valid contract rights to or other valid rights to use, as applicable, all of the Purchased Assets, free and clear of all Liens (other than Permitted Liens).
(b)    Except for the Excluded Assets, the Purchased Assets constitute (i) all of the interests, assets and rights of any Seller or any Affiliates of any Seller acquired, conceived, collected, compiled, generated, reduced to practice or otherwise made or used in connection with the Business and (ii) all of the interests, assets and rights of any Seller or any Affiliates of any Seller used, held for use or intended to be used in connection with a Product, the Compound or the Business.
(c)    The Purchased Assets include all assets required for Buyer to conduct the Business substantially as conducted by Sellers prior to the Closing, it being acknowledged by Buyer that the foregoing does not take into account cash and trademarks of Sellers that are Excluded Assets as well as certain other Excluded Assets, the absence of which would not have a material effect on Buyer’s ability to operate the Business following the Closing.
Section 3.5.    Intellectual Property.
(a)    Subject to Sections 3.5(b) and 3.5(f), Sellers exclusively own, or validly Control, all Business Intellectual Property (including all Intellectual Property Rights set forth on Schedule 2.2(a)(iii)), in each case free and clear of all Liens (other than Permitted Liens). All Business Intellectual Property will, immediately subsequent to the Closing, be transferred to, and

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Controlled by, Buyer on substantially the same terms with which Sellers, immediately prior to the Closing, Controlled such Business Intellectual Property. For the avoidance of doubt, this Section 3.5(a) does not constitute a representation or warranty of Sellers relating to infringement, misappropriation or other violation of the Intellectual Property Rights of any Person.
(b)    To Sellers’ Knowledge, (i) no Seller has infringed, misappropriated or otherwise violated and (ii) no Seller is infringing, misappropriating or otherwise violating (including with respect to the discovery, development, clinical testing, manufacture, distribution, advertising, use, Exploitation or sale by any Seller of a Product or the Compound) the rights of any other Person with regard to any Seller’s possession or use of any Business Intellectual Property for the Business as presently conducted. To Sellers’ Knowledge, no other Person or Persons has infringed, misappropriated or otherwise violated or is or are infringing, misappropriating or otherwise violating the Business Intellectual Property.
(c)    No claims against any Seller are pending or, to Sellers’ Knowledge, threatened with regard to (i) the Control or use of any Business Intellectual Property; (ii) any actual or potential infringement, misappropriation or unauthorized use of Business Intellectual Property; (iii) any actual or potential infringement, misappropriation or unauthorized use of any Third Party’s Intellectual Property Rights with respect to any Business Intellectual Property or the Business; or (iv) the validity or enforceability of any Business Intellectual Property. Sellers have the right to bring actions for infringement, including all rights to recover damages for past infringement (to the extent permitted by applicable Law), of all Business Intellectual Property.
(d)    Schedule 2.2(a)(iii) sets forth, as of the date hereof, a complete and accurate list of all patents and applications therefor, registered trademarks and applications therefor (if any), domain name registrations (if any), copyright registrations (if any) and all invention disclosures, that, in each case, are Controlled by any Seller and related to the Business, a Product or the Compound. The patent applications listed in Schedule 2.2(a)(iii) that are owned by any Seller are (and such applications that are otherwise Controlled by Sellers are, to Sellers’ Knowledge) pending and have not been abandoned and have been and continue to be timely prosecuted. All patents, registered trademarks and applications therefor owned by Sellers that are related to the Business, a Product or the Compound have been (and all such patents, registered trademarks and applications otherwise Controlled by Sellers have been, to Sellers’ Knowledge) duly registered or filed with or issued by each appropriate Governmental Authority in the jurisdiction indicated in Schedule 2.2(a)(iii), all related necessary affidavits of continuing use have been (or, with respect to licenses, to Sellers’ Knowledge have been) timely filed, and all related necessary maintenance fees have been (or, with respect to licenses, to Sellers’ Knowledge have been) timely paid to continue all such rights in effect. None of the patents listed in Schedule 2.2(a)(iii) that are owned by Sellers have (and no such patents that are otherwise Controlled by Sellers have, to Sellers’ Knowledge) expired, been disclaimed, in whole or in part, been declared invalid, in whole or in part, or held to be unenforceable by any Governmental Authority. None of the trademarks or trademark applications listed in Schedule 2.2(a)(iii) that are owned by Sellers

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are (and no such trademarks or trademark applications that are otherwise Controlled by Sellers are, to Sellers’ Knowledge) involved in or the subject of any ongoing oppositions, cancellations or other proceedings. None of the patents or patent applications listed in Schedule 2.2(a)(iii) that are owned by Sellers are (and no such patents or patent applications that are otherwise Controlled by Sellers are, to Sellers’ Knowledge) involved in or the subject of any material ongoing interferences, oppositions, reissues, reexaminations or other proceedings, including ex parte (other than ex parte proceedings in connection with such patent applications) and post-grant proceedings, in the United States Patent and Trademark Office or in any foreign patent office or similar administrative agency. Each of the patents and patent applications listed in Schedule 2.2(a)(iii) that are owned by Sellers properly identifies (and, to Sellers’ Knowledge, such patents and applications otherwise Controlled by Sellers properly identify) each and every inventor of the claims thereof as determined in accordance with the Laws of the jurisdiction in which such patent is issued or such patent application is pending. Each inventor named on the patents and patent applications listed in Schedule 2.2(a)(iii) that are owned by Sellers has executed (and, to Sellers’ Knowledge, such inventors named on such patents and applications that are otherwise Controlled by Sellers and material to the Business, a Product or the Compound have executed) an agreement assigning his, her or its entire right, title and interest in and to such patent or patent application, and the inventions embodied and claimed therein, to Sellers, or in the case of licensed Patents, to the appropriate owners. To Sellers’ Knowledge, no such inventor has any contractual or other obligation that would preclude any such assignment or otherwise conflict with the obligations of such inventor to Sellers under such agreement with any Seller.
(e)    No current or former director, officer, employee, contractor or consultant of any Seller owns any rights in or to any Business Intellectual Property. All current and former directors, officers, employees, contractors and consultants of any Seller who contributed to the discovery, creation or development of any Business Intellectual Property did so (i) within the scope of his or her employment such that it constituted a work made for hire and all Business Intellectual Property arising therefrom became the exclusive property of Sellers or (ii) pursuant to a written agreement assigning all of his or her rights in Business Intellectual Property to Sellers. No current or former directors, officers, employees, contractors or consultants of any Seller has made or, to Sellers’ Knowledge, threatened to make any claim or challenge against any Seller or any Affiliates of any Seller in connection with their contribution to the discovery, creation or development of any Business Intellectual Property.
(f)    Schedule 3.5(f) sets forth a complete and accurate list as of the date hereof of all options, rights, licenses or interests of any kind relating to any Business Intellectual Property (i) granted to any Seller by any other Person (other than software licenses for commercially available off the shelf software and except pursuant to employee proprietary inventions agreements (or similar employee agreements)), or (ii) granted by any Seller to any other Person (including any obligations of such other Person to make any fixed or contingent payments, including royalty payments). All material obligations for payment of monies currently

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due and payable by any Seller and other material obligations in connection with such options, rights, licenses or interests have been satisfied in a timely manner.
(g)    Sellers have used reasonable efforts to make all filings with Governmental Authorities and obtain all grants and registrations as may be reasonably necessary or appropriate to preserve and protect the Business Intellectual Property.
(h)    Sellers have used reasonable efforts and taken commercially reasonable steps designed to maintain in confidence its Trade Secrets and other confidential information acquired, conceived, developed, collected, compiled, generated, reduced to practice or otherwise made or used in connection with the Business or related to a Product or the Compound, including through the development of a policy for the protection of intellectual property and periodic training for all employees of each Seller on the implementation of such policy; requiring all employees of each Seller to execute confidentiality agreements with respect to intellectual property developed for or obtained from Sellers; and entering into licenses and Contracts that generally require licensees, contractors and other Third Parties with access to the Trade Secrets or other confidential information to keep such Trade Secrets or other confidential information confidential.
(i)    The execution and delivery of this Agreement and the Related Documents by Sellers do not, and the consummation of the Contemplated Transactions and compliance by Sellers with the provisions of this Agreement and any Related Document will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any right or obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon or the transfer of, any Business Intellectual Property that is material to the Compound, a Product or the Business.
Section 3.6.    Assumed Contracts.
(a)    There are no Contracts, other than the Assumed Contracts and Excluded Contracts, to which any Seller is a party or by which any Seller is bound, in either case, to which the Business or any of the Purchased Assets are subject.
(b)    The Assumed Contracts are legal, valid and binding agreements of Sellers and are in full force and effect and are enforceable against the applicable Sellers and, to Sellers’ Knowledge, each other party thereto, in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies. Each Seller has performed all material obligations required to be performed by it to date under the Assumed Contracts, and no Seller is or will be (with or without notice or lapse of time, or both) in breach or default in any material respect thereunder and, to Sellers’ Knowledge, no other party to any Assumed Contract is (with or without notice or lapse of time, or both) in breach or default in any material respect thereunder.

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No Seller has received any written notice of intention to terminate any Assumed Contract or of any claim of breach with respect to the performance of any Seller’s obligations under any Assumed Contract.
Section 3.7.    Compliance with Law    . The Purchased Assets and the Business (i) have been since the Measurement Date and are conducted in all respects in compliance with all applicable Laws, except where the failure to be in compliance would not have a Material Adverse Effect, and (ii) have had since the Measurement Date and have all material Regulatory Authorizations, except where the failure to obtain or hold such Permits would not have a Material Adverse Effect. Each such Regulatory Authorization is valid and in full force and effect. There has occurred no material default by Seller under, or material violation by any Seller of, any such Permit. No Seller has received any written notice from any Governmental Authority or other Person to the effect that any Seller is not, or may not be, in compliance with any material Law with respect to the Purchased Assets or the Business.
Section 3.8.    Litigation. There is no Action pending or, to Sellers’ Knowledge, threatened, that affects or, if successful, would reasonably be expected to be materially adverse to the Purchased Assets or that, if successful, would reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by any Seller of the Contemplated Transactions. There is no outstanding Order of any Governmental Authority against any Seller arising out of or relating to the Purchased Assets or that would reasonably be expected to be materially adverse to the Purchased Assets or that would reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by any Seller of the Contemplated Transactions.
Section 3.9.    Taxes.
(a)    Each Seller has filed all material Tax Returns that it was required to file. Each Seller has timely withheld, remitted, or paid all Taxes required to be paid by it, the non-payment of which would result in a Lien (other than Permitted Liens) on any Purchased Asset, would otherwise adversely affect the Purchased Assets or would result in Buyer becoming liable or responsible therefor.
(b)    Each Seller has established, in accordance with GAAP as applied on a basis consistent with that of preceding periods, adequate reserves for the payment of all Taxes that arise from or with respect to the Purchased Assets and are incurred or attributable to the Pre-Closing Tax Period, the non-payment of which would result in a Lien on any Purchased Asset, would otherwise adversely affect the Purchased Assets, or would result in Buyer becoming liable therefor.
Section 3.10.    Regulatory Matters.

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(a)    Schedule 3.10(a) sets forth a true and complete list of (i) all Regulatory Authorizations held by each Seller or under which any Seller conducts business, or that have been submitted by or on behalf of any Seller, in each case, relating to the Business or a Product, and (ii) all applications or notifications or submissions for Regulatory Authorizations pending in relation thereto. Sellers possess all material Regulatory Authorizations that are required for or relate to the Business. Sellers are the sole and exclusive owner(s) of the Regulatory Authorizations and none of the Regulatory Authorizations has been sold, conveyed, delivered, transferred or assigned to another party. Each such Regulatory Authorization (A) has, to Sellers’ Knowledge, been validly issued or acknowledged by the appropriate Regulatory Authority and is in full force and effect and (B) is transferable to Buyer. To Sellers’ Knowledge, there are no facts, circumstances or conditions that would prevent the transfer of any Regulatory Authorization to Buyer on or after the Closing Date.
(b)    Except as set forth on Schedule 3.10(b), all pre-clinical and clinical studies, trials and investigations conducted or sponsored in relation to the Business are being, and at all times have been, conducted in compliance in all material respects with all applicable clinical protocols, informed consents and applicable Laws administered or issued by applicable Regulatory Authorities, including (to the extent applicable) (i) the U.S. Food and Drug Administration (“FDA”) or other health authority standards for conducting non-clinical laboratory studies contained in Title 21 part 58 of the Code of Federal Regulations and associated regulatory guidance, (ii) investigational new drug requirements and associated regulatory guidance, (iii) FDA or other health authority standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials contained in Title 21 parts 50, 54, 56, 312, 314, and 320 of the Code of Federal Regulations and associated regulatory guidance, (iv) federal and state laws or other regulatory authority standards for restricting the use and disclosure of individually identifiable health information, (v) the International Council for Harmonisation Guideline on Good Clinical Practice (ICH Topic E6) and associated regulatory guidance and (vi) communications or notices from Regulatory Authorities regarding the conduct of such studies, trials and investigations. Except as set forth on Schedule 3.10(b), there have been no drug-related adverse event or events in patients in a clinical trial conducted or sponsored in relation to the Business, the effect of which would reasonably be expected to (x) prevent Buyer from obtaining approval from a Regulatory Authority to market a Product in the United States or (y) delay such approval to such an extent that the delay (taking into account the expected length of such delay and the basis or reasons therefor) would materially impair the aggregate financial value to be derived by Buyer from a Product. All clinical trial adverse events in patients in a clinical trial conducted or sponsored in relation to the Business within the knowledge of any Seller have been disclosed to Buyer and all associated correspondence, including actual or potential claims for recompense, have been made available to Buyer.
(c)    No Regulatory Authority has commenced, or, to Sellers’ Knowledge, threatened to initiate, any Action to place a clinical hold order on, or otherwise terminate, delay

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or suspend any proposed or ongoing pre-clinical or clinical studies, trials, investigational new drug application or investigations conducted or proposed to be conducted in connection with the Business.
(d)    No Seller has directly or indirectly received any written communication (including any warning letter, untitled letter, Form 483 or similar notice) from any Regulatory Authority, and to Sellers’ Knowledge there are no material Actions related to the Business pending or threatened (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case (i) relating to, arising under or alleging that any Seller or any of its officers, employees or agents is not currently in compliance with, any Law administered or issued by any Regulatory Authority or (ii) regarding any debarment action or investigation in respect of any Seller or any of its officers, employees or agents undertaken pursuant to 21 U.S.C. Sections 335(a), (b) and (c), or any similar regulation of a Regulatory Authority. There are no pending voluntary or involuntary destruction orders, seizures or other regulatory enforcement actions related to the Business and, to Sellers’ Knowledge, no Data relating to a Product or the Compound that has been made public is the subject of any regulatory or other Action, either pending or threatened, by any Regulatory Authority relating to the truthfulness or scientific adequacy of such Data.
(e)    Since the Measurement Date, neither any Seller nor, to Sellers’ Knowledge, any officer, employee, agent or distributor of any Seller, has made an untrue statement of a material fact or fraudulent statement to the FDA or any other Governmental Authority, failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any other Governmental Authority to invoke any similar policy. Neither any Seller nor, to Sellers’ Knowledge, any officer, employee or agent of any Seller has been convicted of any crime or engaged in any conduct for which debarment is mandated by or authorized by 21 U.S.C. Sections 335(a), (b) and (c) or any similar Laws. Neither Seller nor, to Sellers’ Knowledge, any officer, employee or agent of any Seller has been convicted of any crime or engaged in any conduct for which such Person would be excluded from participating in the Federal health care programs under Section 1128 of the Social Security Act of 1935, as amended (the “Social Security Act”), or any similar Laws.
(f)    Each Seller is, and, since the Measurement Date, has been, in compliance with: (i) laws, regulations and guidance pertaining to state and federal Anti-Kickback Statutes (42 U.S.C. §§ 1320a-7b(b), et seq. and their implementing regulations) and the related Safe Harbor Statutes; (ii) laws, regulations and guidance pertaining to submission of false claims to governmental or private health care payors (31 U.S.C. §§ 3729, et seq. and its implementing

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regulations); and (iii) state laws and federal laws and regulations relating to providing and reporting of payments to health care professionals or health care entities.
(g)    No Seller is a “covered entity” or a “business associate” pursuant to the Health Insurance Portability and Accountability Act of 1996 (as those terms are defined in 45 §160.103), and each Seller has complied in all material respects with all other applicable Laws relating to the privacy and security of individually identifiable information, including the Federal Trade Commission Act, the Children’s Online Privacy Protection Act (COPPA), and similar applicable Laws in any foreign jurisdiction in which the applicable Seller does business.
Section 3.11.    Inventory. Schedule 2.2(a)(v) sets forth the Inventory as of the second Business Day prior to the date hereof. As of the date hereof, the Inventory is (a) free from any material defect or deficiency, (b) is in good and usable condition for its use in the Business and (c) meets in all material respects all of the applicable requirements and specifications.
Section 3.12.    Relationships with Suppliers. Since the Measurement Date, no supplier of a Product or any Person materially involved in the Exploitation of a Product has canceled or otherwise terminated, or provided written notice to any Seller of its intent, or to Sellers’ Knowledge, threatened in writing, to terminate its relationship with any Seller with respect to a Product, or, since the Measurement Date, decreased or limited by more than five percent (5%), or provided written notice to any Seller of its intent, or, to Sellers’ Knowledge, threatened in writing, to so decrease or limit its sales to Seller.
Section 3.13.    Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which Buyer could become responsible in connection with the Contemplated Transactions based upon arrangements made by or on behalf of any Seller.
Section 3.14.    Insurance. Each Seller maintains such policies of insurance relating to the Purchased Assets and the Business as are reasonably sufficient for compliance by such Seller with (i) all requirements of applicable Laws and (ii) all Assumed Contracts, and each Seller has complied in all material respects with the provisions of each such policy under which it is an insured party. No Seller has been refused any insurance with respect to any Purchased Asset or the Business, nor has any Seller’s coverage been limited by any insurance carrier to which it has applied for insurance or with which it has carried insurance. To Sellers’ Knowledge, there are no existing claims under any insurance policy relating to the Purchased Assets or the Business. No written notice of cancellation or termination has been received with respect to any insurance policy relating to the Purchased Assets or the Business.
Section 3.15.    Adequate Consideration; Solvency. Each Seller is (a) able to pay its debts as they become due and (b) solvent and will be solvent immediately following the Closing. As of the date of this Agreement, no Seller is engaged or intends to be engaged in business or a transaction for which its remaining assets and capital are or will be insufficient. As

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of the date of this Agreement, no Seller intends to incur Liabilities that would be beyond its ability to pay as such Liabilities matured. No Seller has entered into this Agreement for the purpose of hindering, delaying or defrauding its creditors.
Section 3.16.    Related Party Transactions. Schedule 3.15 describes any transaction between any Seller, on the one hand, and any current or former partner, director, officer, employee, manager, member or stockholder (who holds at least five percent (5%) of any Seller’s outstanding capital stock) of any Seller, on the other hand, in each case, related to the Purchased Assets or the Business. No current or former partner, director, officer, employee, manager, member or stockholder (who holds at least five percent (5%) of Seller’s outstanding capital stock) of any Seller has any ownership interest in the Purchased Assets, or, to Sellers’ Knowledge, any Person that is a supplier of a Product or the Compound (directly or indirectly) or actively engaged in the business of Exploiting a Competing Product (in each case, other than equity positions in companies that such Person does not Control).
Section 3.17.    Anticorruption Matters.
(a)    Neither any Seller, nor any of its Affiliates, any of their respective directors, officers, managers or employees or, to Sellers’ Knowledge, any of their other respective Representatives, in any way relating to the Purchased Assets or the Business: (i) has taken any action in violation of any applicable anticorruption Law, including the U.S. Foreign Corrupt Practices Act (“FCPA”) (15 U.S.C. § 78 dd-1 et seq.); or (ii) has corruptly, offered, paid, given, promised to pay or give, or authorized the payment or gift of anything of value, directly or indirectly, to any “Public Official”, as defined in this Section 3.17, for purposes of (A) influencing any act or decision of any Public Official in his official capacity; (B) inducing such Public Official to do or omit to do any act in violation of his lawful duty; (C) securing any improper advantage; or (D) inducing such Public Official to use his or her influence with a government, Governmental Authority, or commercial enterprise owned or controlled by any Governmental Authority (including state-owned or controlled veterinary or medical facilities), in order to assist any Seller or any Affiliates of any Seller, related in any way to the Purchased Assets or the Business, in obtaining or retaining business.
(b)    No Seller’s officers, directors, employees or agents acting on behalf of any Seller are themselves Public Officials.
(c)    For purposes of this Section 3.17, “Public Official” means: (i) any officer, employee or representative of any regional, Federal, state, provincial, county or municipal government or government department, agency, or other division; (ii) any officer, employee or representative of any commercial enterprise that is owned or controlled by a government, including any state-owned or controlled veterinary or medical facility; (iii) any officer, employee or representative of any public international organization, such as the African Union, the International Monetary Fund, the United Nations or the World Bank; (iv) any person acting in an

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official capacity for any government or Governmental Authority, enterprise, or organization identified above; and (v) any official of a political party or candidate for political office.
(d)    There are no pending proceedings against any Seller, its Affiliates, any of their respective directors, officers, managers or employees or, to Sellers’ Knowledge, any of their other respective Representatives, with respect to the violation of any applicable anticorruption Law, including the FCPA, relating to the Purchased Assets or the Business.
(e)    Each Seller and its Affiliates have been subject to an anticorruption compliance policy with respect to the Purchased Assets and the Business reasonably appropriate to ensure compliance with applicable anticorruption Laws, including the FCPA.
Section 3.18.    No Other Representations and Warranties. (A) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE III (INCLUDING THE RELATED PORTIONS OF THE DISCLOSURE LETTER), NO SELLER OR ANY OTHER PERSON HAS MADE OR MAKES ANY REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AT COMMON LAW OR OTHERWISE, WITH RESPECT TO ANY SELLER, THE PURCHASED ASSETS, THE BUSINESS OR THE CONTEMPLATED TRANSACTIONS; AND (B) NO SELLER OR ANY OTHER PERSON HAS MADE OR MAKES ANY REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AT COMMON LAW OR OTHERWISE, AS TO THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) HERETOFORE FURNISHED TO BUYER AND ITS REPRESENTATIVES BY OR ON BEHALF OF SELLERS AND ANY INFORMATION, DOCUMENTS OR MATERIAL MADE AVAILABLE TO BUYER IN THE DATA ROOM, MANAGEMENT PRESENTATIONS OR IN ANY OTHER FORM IN EXPECTATION OF THE CONTEMPLATED TRANSACTIONS, OTHER THAN IN THE CASE OF CLAUSE (B), TO THE EXTENT ANY SUCH INFORMATION, DATA OR MATERIAL IS ITSELF THE SUBJECT OF A REPRESENTATION OR WARRANTY CONTAINED IN THIS ARTICLE III (INCLUDING THE RELATED PORTION OF THE DISCLOSURE LETTER). EACH SELLER ACKNOWLEDGES AND AGREES THAT NONE OF BUYER OR ANY OTHER PERSON HAS MADE OR MAKES ANY REPRESENTATION OR WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, AT COMMON LAW OR OTHERWISE, WITH RESPECT TO BUYER EXCEPT AS SET FORTH IN ARTICLE IV.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer represents and warrants to Seller as set forth in this Article IV.

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Section 4.1.    Organization, Standing and Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority to carry on its business as presently conducted, except where the failure to be in good standing or have such power or authority, individually or in the aggregate, has not been and would not reasonably be expected to be material and adverse to Buyer, taken as a whole. Buyer is duly qualified or licensed to do business and is in good standing (in jurisdictions that recognize the concept of good standing) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or to be in good standing individually or in the aggregate has not been and would not reasonably be expected to be material and adverse to Buyer.
Section 4.2.    Authority; Noncontravention.
(a)    Buyer has all requisite corporate power and authority to execute and deliver this Agreement and the Related Documents and to consummate the Contemplated Transactions. The execution and delivery of this Agreement and the Related Documents by Buyer and the consummation by Buyer of the Contemplated Transactions have been duly authorized by all necessary corporate action on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement, the Related Documents or to consummate the Contemplated Transactions. Each of this Agreement and the Related Documents has been duly executed and delivered by Buyer and assuming the due authorization, execution and delivery by Sellers, constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies.
(b)    The execution and delivery of this Agreement and the Related Documents by Buyer do not, and the consummation of the Contemplated Transactions and compliance by Buyer with the provisions of this Agreement and the Related Documents will not, conflict with, or result in any violation or breach of, or default under (with or without notice or lapse of time, or both), or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or other assets of Buyer under (i) the certificate of incorporation or bylaws of Buyer, (ii) any Contract to which Buyer is a party or any of its respective properties or other assets is subject or (iii) any (A) statute, ordinance, rule, regulation or other Law applicable to Buyer or its properties or other assets or (B) Order applicable to Buyer or its properties or other assets, except in the cases of clauses (ii) and (iii), where the conflict, violation, breach, default, termination, cancellation, acceleration or creation of a Lien, individually or in the aggregate, would not reasonably be expected to prevent, materially impede or materially delay the consummation by Buyer of the Contemplated Transactions (including the payments required to be made pursuant to Article II).

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(c)    No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement or any Related Document by Buyer or the consummation by Buyer of the Contemplated Transactions.
Section 4.3.    Capital Resources; Solvency.
(a)    Buyer has immediately available funds sufficient to consummate the Contemplated Transactions on the terms contemplated by this Agreement including the payment of all fees, expenses and obligations payable by Buyer in connection with the Contemplated Transactions.
(b)    Immediately after giving effect to the Contemplated Transactions, Buyer shall be solvent and shall: (a) be able to pay its debts as they become due and (b) have adequate capital to carry on its business.
Section 4.4.    Litigation. There is no Action pending or, to the actual knowledge of Buyer’s officers, threatened before any Governmental Authority, and there is no claim, investigation or administrative action of any Governmental Authority pending or, to the actual knowledge of Buyer’s officers, threatened, that if successful, would reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the Contemplated Transactions. There is no outstanding Order of any Governmental Authority against Buyer that would reasonably be expected to result in restraining, enjoining or otherwise preventing the completion by Buyer of the Contemplated Transactions.
Section 4.5.    Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which Seller could become responsible in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Buyer.
Section 4.6.    Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Purchased Assets and the Business and acknowledges that it has been provided access to the personnel, properties, assets, premises, books and records, and other documents and data of Sellers for such purpose. Buyer acknowledges and represents that in making its decision to enter into this Agreement and consummate the Contemplated Transactions, Buyer has relied solely on its own investigation and the express representations and warranties of Sellers set forth in Article III (including the Schedules to the Disclosure Letter) and Buyer is not relying on any representation or warranty, written or oral, statutory, express or implied, at common law or otherwise, with respect to any Seller, the Purchased Assets, the Business or the Contemplated Transactions not expressly set forth in Article III (including any information, data or other materials (written or oral) heretofore furnished to Buyer and its Representatives by or on behalf of Sellers and any information, documents or material made available to Buyer in the Data Room, management presentations or

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in any other form in expectation of the Contemplated Transactions, other than to the extent any such information, data or material is itself the subject of a representation or warranty contained in Article III).
ARTICLE V.
ADDITIONAL AGREEMENTS
Section 5.1.    Confidentiality; Non-Competition.
(a)    Confidentiality.
(i)    Each of Buyer and each Seller acknowledges that the information provided to them in connection with this Agreement and the consummation of the Contemplated Transactions is subject to the terms of the Confidentiality Agreement. Effective upon, and only upon, the Closing, the Confidentiality Agreement shall terminate with respect to information included in or related to the Business or the Purchased Assets.
(ii)    Each Seller recognizes that it possesses information of a confidential or secret nature in both written and unwritten form, which has unique commercial value as related to the Business or the Purchased Assets (hereinafter referred to as “Confidential Information”). For purposes of this Agreement, the foregoing “Confidential Information” (A) shall include each of the following, to the extent constituting a Purchased Asset: (1) any pre-clinical, clinical, pharmaceutical development, prescription, or sales and marketing data for a Product or the Compound; (2) Trade Secrets, processes, methods, data, know-how, prototypes, improvements, inventions, techniques, product plans, strategies and forecasts, including any development plans for the use of a Product or the Compound; (3) forms, contracts or promotional materials created for or used solely in relation to a Product or Compound; (4) any correspondence, memoranda or files related solely to a Product or Compound which contain Confidential Information; and (5) any information, knowledge and data solely related to the Business and (B) shall not include any information which (1) is or becomes generally available to and known by the general public (other than as a result of a disclosure through the actions of Seller or any of its Representatives in violation of this Section 5.1 or any other obligation of confidentiality owed to Buyer or any of its Affiliates), (2) is independently developed by any Seller after the Closing without reference to the Confidential Information or any Purchased Assets or (3) any information, forms, contracts or other items relating to the Excluded Assets. Information that is not novel or copyrighted may nonetheless be Confidential Information.

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(iii)    Each Seller agrees that, following the Closing, all Confidential Information shall be the sole property of Buyer and its assigns.
(iv)    For a period of [***] after the Closing, each Seller will, and will cause its Affiliates and Representatives to, keep in strict confidence all Confidential Information and will not use or disclose any Confidential Information or anything relating to it, in whole or in part, nor permit others to use or disclose it in any way, without the prior written consent of Buyer. Each Seller further agrees to inform Buyer as promptly as practicable in writing in the event of any breach of this obligation of confidentiality that becomes known to any such Seller.
(v)    Notwithstanding anything contained in this Agreement to the contrary, each Seller is permitted to disclose the Confidential Information pursuant to a court order or other requirement of a judicial, administrative or governmental proceeding, or otherwise to the extent required for Seller to comply with applicable Law, provided that, in each instance, Seller (A) notifies Buyer of the court order or other requirement promptly after Seller becomes aware of the court order or other requirement (unless such notification would be unlawful); (B) cooperates with Buyer in seeking a protective order or similar relief to protect the confidentiality of the information to be disclosed (in each case at the expense of Buyer); and (C) limits the disclosure to what is requested by the court order or other requirement.
(b)    Non-Competition. Each Seller agrees that for a period of:
(i)    [***] commencing upon the Closing Date (the “First Restricted Period”), no Seller or any direct or indirect subsidiary thereof (now existing or hereafter incorporated, formed or otherwise organized) shall, alone or in conjunction with any Third Party, directly or indirectly, conduct human clinical studies with respect to, or manufacture or commercialize, any product that is competitive with the Products, taking into account the suggested indication and target market of each Product in any geographic area (such product, a “Competing Product”), other than pursuant to the Development Agreement.
(ii)    [***] commencing upon the Closing Date (the “Second Restricted Period”), no Seller or any direct or indirect subsidiary thereof (now existing or hereafter incorporated, formed or otherwise organized) shall, alone or in conjunction with any Third Party, directly or indirectly, manufacture or commercialize, any Product or any other product containing a Compound in any geographic area (such product, a “Similar Product”), other than pursuant to the Development Agreement.
(iii)    In the event that any Seller is acquired by or merges with a Third Party that is engaged in human clinical studies with respect to, or the manufacture or commercialization of, a Competing Product, then such Seller shall not be deemed to be in

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breach of this Section 5.1(b) with respect to any such Competing Product or Similar Product, and the terms of this Section 5.1(b) will not apply in any way to limit or restrict such Third Party or its Affiliates (other than such Seller and its direct and indirect subsidiaries).
(c)    Acknowledgments, Interpretation and Validity.
(i)    Each Seller agrees and acknowledges that the covenants in this Section 5.1 are reasonable and valid in all respects (including with respect to the subject matter, the First Restricted Period, the Second Restricted Period, and geographical area) and are necessary to protect the interests of Buyer in the Products, the Compound, the other Purchased Assets and the Confidential Information, and such covenants represent only a limited restraint. Further, each Seller acknowledges that, without the restrictions contained in this Section 5.1, the benefits of the Contemplated Transactions could be devalued, lost or circumvented, particularly in light of the nature and ongoing development of the Products and the Compound, and that Buyer would not have entered into this Agreement without the restrictions contained in this Section 5.1.
(ii)    Each Seller acknowledges and agrees that the provisions of this Section 5.1 are necessary and reasonable to protect Buyer in the conduct of its business and are a material inducement to Buyer’s execution and delivery of this Agreement and its willingness to enter into the Contemplated Transactions.
(iii)    It is the desire and intent of the Parties that this Section 5.1 will be enforced to the fullest extent permissible under the Laws applied in each jurisdiction in which enforcement is sought. If any restriction set forth in this Section 5.1 is found by any court of competent jurisdiction to be unenforceable for any reason (e.g., because it extends for too long a period of time, over too great a range of activities or in too broad a geographic area), this Section 5.1 shall be interpreted to extend over the maximum period of time, range of activities or geographic area as to which it may be enforceable. The agreements contained in this Section 5.1 shall each constitute a separate agreement independently supported by good and adequate consideration. For the avoidance of doubt, the Parties hereby acknowledge that each Seller will benefit substantially from the consummation of the Contemplated Transactions and that the consideration that Sellers will receive upon such consummation is adequate to support each Seller’s agreement to be bound by the covenants set forth herein.
(d)    Remedies. In accordance with Section 7.8(c), Buyer will be entitled to injunctive or other equitable relief to enforce the provisions hereof, in addition to such other remedies to which Buyer may be entitled, including the recovery of money damages.
(e)    Extensions of Limitations. If any Seller or any of its subsidiaries violate any term or provision of this Section 5.1, the duration set forth in this Section 5.1 shall

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automatically be extended as against each Seller and its subsidiaries for a period equal to the periods during which any Seller or such subsidiary shall have been in violation of this Section 5.1.
Section 5.2.    Certain Tax Matters.
(a)    Transfer Taxes. All recordation, transfer, documentary, excise, sales, value added, use, stamp, conveyance or other similar Taxes, duties or governmental charges, and all recording or filing fees or similar costs, imposed or levied by reason of, in connection with or attributable to this Agreement, the Related Documents or the Contemplated Transactions (collectively, “Transfer Taxes”) shall be the borne equally between Sellers, on the one hand, and Buyer, on the other.
(b)    Allocation of Taxes.
(i)    All ad valorem obligations levied with respect to the Purchased Assets for any Straddle Period (collectively, the “Apportioned Obligations”) shall be apportioned between Sellers, on the one hand, and Buyer, on the other, on a per diem basis. Sellers shall be jointly and severally liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Closing Tax Period, and Buyer shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Closing Tax Period.

(ii)    All Taxes levied with respect to the Purchased Assets (other than the Apportioned Obligations) for any Straddle Period (“Other Taxes”) shall be allocated between the Pre-Closing Tax Period and the Post-Closing Tax Period as follows: (i) in the case of Taxes other than income Taxes (however denominated), sales and use Taxes, value added Taxes and withholding Taxes, such Taxes shall be allocated on a per diem basis, and (ii) in the case of income Taxes (however denominated), sales and use Taxes, value added Taxes and withholding Taxes, such Taxes shall be allocated based on the assumption that the taxable period ended on the Closing Date. The Sellers shall be liable for all Other Taxes allocated to the Purchased Assets for the Pre-Closing Tax Period, and the Buyer shall be liable for all Other Taxes allocable to the Post-Closing Tax Period.

(c)    Reimbursement. Apportioned Obligations, Other Taxes and Transfer Taxes shall be timely paid, and all applicable filings, reports and returns shall be filed, as provided by applicable Law. The paying Party (if not specified as the responsible Party therefor) shall be entitled to reimbursement from the non-paying Party in accordance with Section 5.2(a) or Section 5.2(b), as the case may be. Upon payment of any such Apportioned Obligation or Transfer Tax, the paying Party shall present a statement to the non-paying Party setting forth the amount of reimbursement to which the paying Party is entitled under Section 5.2(a) or Section 5.2(b), as the case may be, together with such supporting evidence as is reasonably necessary to

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calculate the amount to be reimbursed. The non-paying Party shall make such reimbursement promptly but in no event later than 10 days after the presentation of such statement. For the avoidance of doubt, reimbursement for Transfer Taxes, Other Taxes or Apportioned Obligations shall be governed first by this Section 5.2(c) and, if unsatisfied, then pursuant to Article VI.

(d)    Tax Withholding. The Parties agree that all payments under this Agreement will be made without any deduction or withholding for or on account of any Taxes or other amounts unless required by applicable Law. In the event Buyer determines that it is required under applicable Law to withhold and pay any Tax to any Taxing Authority in respect of any payments made to any Seller, the amount of such Tax shall be deducted by Buyer and paid to the relevant Taxing Authority, and Buyer shall notify the applicable Seller thereof and shall promptly furnish to such Seller all copies of any Tax certificate or other documentation evidencing such withholding. Buyer shall not be required to pay any additional amounts to any Seller in respect of any amounts paid to any Taxing Authority pursuant to the immediately preceding sentence. The Parties agree to reasonably cooperate with each other, including by completing or filing documents required under the provisions of any applicable income tax treaty or applicable Law, to claim any applicable exemption from, or reduction of, any such applicable Taxes. To the extent that any amounts are so deducted or withheld by Buyer from any payment hereunder to any Seller, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Seller. In the event any such amounts are not or can not be so deducted or withheld, Sellers will indemnify and promptly reimburse Buyer therefor, without regard to the limitations of Section 6.3 hereof.
(e)    Cooperation and Exchange of Information. Each of the Sellers, on the one hand, and Buyer, on the other, shall (i) provide the other with such assistance as may reasonably be requested by the other Party in connection with the preparation of any Tax Return, audit or other examination by any Taxing Authority or Action relating to liability for Taxes in connection with the Purchased Assets or the Business, (ii) retain and provide the other with any records or other information that may be relevant to such Tax Return, audit or examination, Action or determination and (iii) provide the other with any final determination of any such audit or examination, Action or determination that affects any amount required to be shown on any Tax Return of the other for any period.
(f)    Tax Treatment of Payments. Unless otherwise required by a change in Law after the date hereof, or a final “determination” as defined in Section 1313(a) of the Code, Sellers and Buyer shall treat any payment under Article VI as an adjustment to the Purchase Price for Tax purposes.
Section 5.3.    Public Announcements. Neither Buyer nor any Seller, nor any Affiliate of any Party, shall issue any press release or otherwise make any public statement with respect to the provisions of this Agreement or the Contemplated Transactions without the prior written consent of the other Party. Notwithstanding anything to the contrary in this Agreement or

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any Related Document, any Party may issue a press release or make a public statement with respect to the Contemplated Transactions without the consent of the other Party as may be required by Law or the rules and regulations of any applicable securities exchange or market (it being understood that Buyer may make a public announcement and file the appropriate filings with the Securities and Exchange Commission (including filing this Agreement), and conduct investor calls, with respect to this Agreement and the Contemplated Transactions). If any Party proposes to issue a press release or make a public statement with respect to the Contemplated Transactions pursuant to this Section 5.3, it will provide copies of such press release or public statement to the other Party before such press release or public statement is made to allow the other Party to comment upon and agree on such press release or public statement, unless the provision of such press release or public statement to the other Party before such press release or public statement is made (or any delay in reaching agreement with respect thereto) would be in breach of any Law or the rules and regulations of any applicable securities exchange or market, in which case a copy of such press release or public statement will be provided to the other Party as soon as reasonably practicable or in accordance with such Law, rules or regulations.
Section 5.4.    Regulatory Matters.
(a)    Transfer of Regulatory Authorizations. At the Closing, each Seller shall transfer the exclusive benefit of the Regulatory Authorizations to Buyer free of all Liens, other than Permitted Liens, on the terms and conditions set forth in this Section 5.4. As soon as practicable following the Closing Date but in any event no later than 30 days after the Closing Date, each Seller shall make such notifications or filings with applicable Regulatory Authorities as may be necessary to effect the transfer of each of the Regulatory Authorizations to Buyer.
(b)    Buyer Responsibilities. Subject to the provisions of Section 5.4(a), after the Closing Date, Buyer (on behalf of Sellers to the extent required under Applicable Law), at its cost, shall be solely responsible (subject to each Seller’s obligations set forth in clause (c) below) and liable for (i) taking all actions, paying all fees and conducting all communication with the appropriate Regulatory Authority required by Law in respect of the Regulatory Authorizations, including preparing and filing all reports (including adverse drug experience reports) with the appropriate Regulatory Authority; (ii) investigating all complaints and reports of adverse drug experiences with respect to any Product or the Compound pursuant to such Regulatory Authorizations (whether Exploited before or after transfer of such Regulatory Authorizations); and (iii) fulfilling all other applicable legal and regulatory obligations of a holder of each Regulatory Authorization.
(c)    Complaints. After the Closing Date, Sellers shall notify Buyer within 48 hours (or such shorter period required by Law) if any Seller receives a complaint or a report of an adverse drug experience with respect to any Product or the Compound. In addition, each Seller shall use commercially reasonable efforts to assist Buyer (and Buyer shall reimburse the applicable Seller its reasonable expenses incurred in connection therewith) in connection with

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the investigation of and response to any complaint or adverse drug experience report related to ay Product or the Compound, to the extent attributable to the period prior to the Closing. All notifications pursuant to this Section 5.4(c) shall be by facsimile or electronic mail at such numbers or addresses agreed upon by the Parties’ respective safety divisions.
(d)    Cooperation. Each Seller shall cooperate with Buyer in supplying information or assistance in Buyer’s fulfillment of its obligations under this Section 5.4.
Section 5.5.    Access.
(a)    From and after the Closing Date for a period of 12 months, each Seller shall provide Buyer with reasonable access (which shall not unreasonably interfere with the business of the applicable Seller), upon reasonable written notice and during normal business hours, to the management and other personnel of each Seller for the purpose of (i) discussing all reasonable inquiries regarding the Purchased Assets or the Business and (ii) providing such other assistance as Buyer may reasonably request related to the sale, conveyance, delivery, transfer and assignment of the Purchased Assets.
(b)    From and after the Closing Date, Buyer shall provide each Seller and its Representatives with reasonable access (which shall not unreasonably interfere with the business of Buyer), upon reasonable written notice and during normal business hours, to the Books and Records and the right to make copies and extracts therefrom (subject to Sellers’ obligations under Section 5.1), to the extent that such access may be reasonably required by such Seller or any of its Representatives (i) to facilitate the investigation, litigation and final disposition of any Third Party Claim the defense or opposition of which Seller has assumed pursuant to Section 6.4 (unless such Third Party Claim is the subject of a dispute between Buyer and any Seller or any of their respective Affiliates), or (ii) in connection with the preparation of any Seller’s Tax Returns or financial statements.
Section 5.6.    Expenses. Except as expressly set forth herein, each Seller and Buyer shall bear its own costs and expenses incurred in connection with this Agreement and the Contemplated Transactions.
Section 5.7.    Wrong Pockets. Subject to Section 2.5, for a period of up to 12 months after the Closing Date, if Buyer, on the one hand, or any Seller, on the other, becomes aware that any of the Purchased Assets have not been transferred to Buyer or that any of the Excluded Assets have been transferred to Buyer, it shall promptly notify the other Parties, and the Parties hereto shall, as soon as reasonably practicable, ensure that such assets are transferred, at Sellers’ expense (except that Buyer shall be responsible for the shipping cost of any Inventory) and with any necessary prior Third Party consent or approval, to:
(a)    Buyer, in the case of any Purchased Asset which was not transferred at the Closing; or

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(b)    Sellers, in the case of any Excluded Asset which was transferred at the Closing.
Section 5.8.    Further Assurances. Each Party shall, at any time and from time to time after the Closing Date, upon the request of the other Party(ies), do, execute, acknowledge, deliver and file, or cause to be done, executed, acknowledged, delivered or filed, all such further acts, deeds, transfers, conveyances, assignments or assurances as may be reasonably required for the transferring, conveying, assigning and assuring to Buyer, or for the aiding and assisting in the reducing to possession by Buyer of, any of the Purchased Assets, or for otherwise carrying out the purposes of this Agreement and the Related Documents and the consummation of the Contemplated Transactions.
Section 5.9.    TRIS Make-Whole Payments.
(a)    By each of January 30, 2019 and January 30, 2020, Buyer will furnish to US Holdings a written report setting forth for the prior calendar year the Net Sales of Karbinal (including the number of units shipped times the invoiced price per unit and the details of all deductions from gross sales to arrive at Net Sales) (the “Written Report”). US Holdings shall inform Buyer in writing within fifteen (15) calendar days of the receipt of the Written Report of US Holdings acceptance or of any objection. If US Holdings does not so inform Buyer, Sellers shall be deemed to have accepted the Written Report. To the extent that any such objection is timely received, Buyer and US Holdings shall attempt in good faith to resolve any dispute. If Buyer and US Holdings are unable to reach such agreement within fifteen (15) days after receipt by Buyer of such notice, the disputed items shall be resolved by the Independent Accountant, and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within fifteen (15) days of having the item referred to it pursuant to such procedures as it may require. The costs, fees and expenses of the Independent Accountant shall be borne equally by Buyer and Sellers.
(b)    Upon resolution of the Written Report as described in Section 5.9(a) above, US Holdings shall pay Buyer an amount equal to [***]% of the Net Sales of Karbinal set forth in such report; provided, however, that if the royalty rate pursuant to the Net Sales of Karbinal for the 2018 and 2019 calendar years is reduced, then US Holdings’ obligation under this Section 5.9(b) shall be reduced in proportion to such royalty reduction.
(c)    In no event shall the foregoing payments from US Holdings to Buyer under this Section 5.9 exceed $[***] per year.
(d)    All capitalized terms used in this Section 5.9 have the meanings set forth for them in the Supply and Distribution Agreement dated as of August 9, 2013 by and between TRIS Pharma, Inc., a New Jersey corporation, and US Holdings, as amended from time to time.

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Section 5.10.    Name. Buyer acknowledges and agrees that it shall (i) not obtain or retain any right, title or interest in or to the “Avadel” name or any, whether registered or unregistered, associated names, service marks, trademarks, trade names, identifying symbols, logos, emblems, signs or insignia related thereto or containing or comprising the foregoing, including any name or mark confusingly similar thereto and (ii) immediately after the Closing, cease to hold itself out as having any affiliation with Sellers or any of their Affiliates other than under this Agreement and the Development Agreement.
Section 5.11.    Employment.
(a)    Buyer shall, or shall cause its Affiliates to, offer employment to those employees of Seller who provide services exclusively or primarily with respect to the Business and who are listed on Schedule 5.11(a) (each, a “Business Employee”), as determined in the sole discretion of Buyer no later than five (5) days prior to the Closing Date. Buyer retains the sole discretion to determine the compensation and benefits offered to each Business Employee.
(b)    Nothing herein shall provide or be construed to provide the rights of a third-party beneficiary on any Person, including any Business Employee or dependent or beneficiary thereof. Except as set forth herein, the provisions of this Section 5.11 shall not amend or other modify the terms of any compensation or employee benefit plan or arrangement of Sellers or Buyer or their respective Affiliates
Section 5.12.    Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), Sellers shall (x) conduct the Business in the Ordinary Course of Business and (y) use commercially reasonable efforts to maintain and preserve intact the Business’ current organization and operations and to preserve the rights, goodwill and relationships of the Sellers with the Business Employees (it being understood and agreed Sellers shall not have any obligations or liabilities hereunder with respect to the other employees of Sellers or if a Business Employee refuses to accept employment with Buyer), customers, licensors, suppliers, distributors and others having relationships with the Business. Without limiting the foregoing, from the date hereof until the Closing Date, Sellers shall not:
(a)    waive or release any material right or material claim of the Business other than in the Ordinary Course of Business;
(b)    sell, transfer, lease, license (other than in the Ordinary Course of Business), or otherwise dispose of any of the Purchased Assets;
(c)    incur, assume, guarantee, issue, assume or otherwise become responsible for, any new indebtedness or create any new encumbrance or Lien on the Business or Purchased Assets (other than Permitted Liens);

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(d)    amend, waive, modify or consent to the termination of any Assumed Contracts, or amend, waive, modify or consent to the termination of any Seller’s rights thereunder;
(e)    initiate, settle, agree to settle, waive or compromise any Action;
(f)    adopt a plan or agreement for or carry out any complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation or other reorganization;
(g)    permit the lapse of any existing policy of insurance relating to the Business or its assets;
(h)    permit the lapse of any material right relating to Intellectual Property Rights or any other intangible asset used in or related to the Business;
(i)    increase or decrease the wages, salary, bonus or other compensation or benefits payable to any Business Employee (other than in the Ordinary Course of Business);
(j)    hire any new director, officer or employee (other than in the Ordinary Course of Business) of the Business;
(k)    sell any Product, it being understood and agreed that Sellers will, promptly after execution and delivery of this Agreement, transfer all Inventory under Sellers’ control to Buyer pursuant to its written instructions so that Buyer can begin relabeling it, and that in the event this Agreement is terminated for any reason Buyer will at its expense return such Inventory to Sellers pursuant to their written instructions;
(l)    increase or decrease marketing efforts of the Business from the levels conducted by the Sellers in the six (6) months prior to the date hereof; or
(m)    agree or commit to do any of the foregoing.
ARTICLE VI.
INDEMNIFICATION
Section 6.1.    Indemnification of Buyer. (a) From and after the Closing, Sellers shall jointly and severally indemnify Buyer and its Affiliates and each of their respective officers, directors, employees, equity holders, agents and Representatives (each, a “Buyer Indemnified Party”) against and hold each Buyer Indemnified Party harmless from any and all losses, damages, Liabilities, costs or expenses (collectively, “Losses”), suffered or incurred by such Buyer Indemnified Party, arising from, relating to or otherwise in connection with:

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(i)    any breach of or inaccuracy in any representation or warranty of any Seller contained in this Agreement (without giving effect to any materiality threshold or qualifier contained therein, including any Material Adverse Effect qualifier, except that this parenthetical shall not apply to Section 3.3(a));
(ii)    any breach of or failure to perform any covenant or agreement of any Seller contained in this Agreement;
(iii)    any Excluded Liability or Excluded Asset; or
(iv)    any Taxes with respect to the Business or Purchased Assets for any Pre-Closing Tax Period, including, with respect to any Straddle Period, any Other Taxes, or any Apportioned Obligations allocated to any Seller pursuant to Section 5.2(b), as well as any Transfer Taxes allocated to the Sellers pursuant to Section 5.2(a).
(b)    No consent of any Seller will be required in order for Buyer to be indemnified under this Article VI.
(c)    In the case of a Buyer Indemnified Party’s rights to indemnification pursuant to this Section 6.1, any and all Losses payable by any Seller to the Buyer Indemnified Parties with respect to indemnifiable Losses will be paid directly by Sellers to the applicable Buyer Indemnified Parties (subject to the applicable limitations set forth in this Article VI).
Section 6.2.    Indemnification of Seller Indemnified Parties. (a) From and after the Closing, Buyer shall indemnify Sellers and their Affiliates and each of their respective officers, directors, employees, equity holders, agents and Representatives (each a “Seller Indemnified Party”) against and hold each Seller Indemnified Party harmless from any and all Losses suffered or incurred by any such Seller Indemnified Party arising from, relating to or otherwise in connection with:
(i)    any breach of or inaccuracy in any representation or warranty of Buyer contained in this Agreement (without giving effect to any materiality threshold or qualifier contained therein);
(ii)    any breach of or failure to perform any covenant or agreement of Buyer contained in this Agreement;
(iii)    any Assumed Liability;
(iv)    any Transfer Taxes or Apportioned Obligations allocated to Buyer pursuant to Section 5.2; or

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(v)    any Liabilities arising out of Buyer’s or its Affiliates’ operation of the Purchased Assets after the Closing, excluding, for the avoidance of doubt, any Excluded Liabilities.
(b)    The consent of Buyer shall not be required in order for Seller to be indemnified under this Article VI.
Section 6.3.    Limitations.
(a)    Notwithstanding anything to the contrary contained herein, no Buyer Indemnified Party or Seller Indemnified Party, as applicable, shall be entitled to be indemnified pursuant to Section 6.1(a)(i) and Section 6.2(a)(i):
(i)    unless and until the aggregate of all Losses for which the Buyer Indemnified Parties or the Seller Indemnified Parties, as applicable, would, but for this paragraph (i), be entitled to indemnification hereunder exceeds on a cumulative basis $[***] (the “Indemnity Threshold”), at which point each Buyer Indemnified Party or Seller Indemnified Party, as applicable, shall be entitled to be indemnified for the aggregate of all Losses in excess of the Indemnity Threshold; and
(ii)    unless the amount of an individual claim for Losses under Section 6.1(a)(i) or Section 6.2(a)(i) (aggregating all claims and Losses arising from substantially the same or similar facts as applicable to each of Section 6.1(a)(i) or Section 6.2(a)(i), as applicable) exceeds $[***], and no such claim shall be applied toward the Indemnity Threshold;
(b)    provided, however, that the foregoing provisions of Section 6.3(a) shall not apply with respect to any act of fraud or any breach of or inaccuracy in the representations and warranties set forth in Sections 3.1, 3.2(a), or 3.13 (the “Specified Representations”).
(c)    Other than in the case of any act of fraud (in which case the Buyer Indemnified Parties’ and the Seller Indemnified Parties’ rights shall not be limited by anything set forth in this Article VI to the contrary), in no event shall the aggregate amount for which Buyer Indemnified Parties or Seller Indemnified Parties shall be indemnified and held harmless under Article VI exceed $[***] (the “Cap”).
(d)    The amount of any Losses payable pursuant to this Article VI shall be reduced to reflect any amount actually recovered by the Indemnified Party from a Third Party, including any insurance provider (less the cost to collect or recover such amount). If the Indemnified Party realizes any such amount after the date on which a payment pursuant to this Article VI has been made to the Indemnified Party, the Indemnified Party shall promptly make payment to the Indemnifying Party equal to such amount; provided that such payment shall not exceed the amount of the payment made to the Indemnified Party pursuant to this Article VI. For

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the avoidance of doubt, this Section 6.3(b) shall not be construed to apply to any amounts recovered from any self insurance, captive insurance vehicle, or other similar arrangement.
(e)    To the extent that a Tax Benefit due to any Loss actually is realized by an Indemnified Party due to Losses in the same taxable year in which such Indemnified Party received a payment pursuant to Section 6.1 or Section 6.2, as applicable, for such Loss, the Indemnified Party shall reimburse the Indemnifying Party the amount of such Tax Benefit within a reasonable time after the Tax Return reflecting such Tax Benefit is filed with the applicable taxing authority; provided that such calculation shall be a one-time determination by the Indemnified Party in connection with such Tax filing and shall not be subject to re-calculation or further claim for reimbursement by the Indemnifying Party thereafter. For purposes of this Section 6.3(e), a “Tax Benefit” means an amount by which the Tax liability of the Indemnified Party actually is reduced by a deduction, reduction of income, or a refund or credit, in other words the difference between (A) the aggregate amount of Taxes that the Indemnified Party would have been required to pay for the relevant Tax year if such Loss had not been incurred and (B) the aggregate amount of Taxes that the Indemnified Party is actually required to pay for the relevant Tax year taking such Loss into account.
(f)    Notwithstanding anything in this Agreement to the contrary, neither Buyer nor any Seller shall be liable for any special, indirect, punitive, exemplary or consequential damages, any lost profits, lost business opportunity, diminution in value or similar theory, except to the extent actually awarded in a Third Party Claim.
Section 6.4.    Indemnification Claims. (a) In order for a Buyer Indemnified Party or a Seller Indemnified Party (an “Indemnified Party”) to be entitled to any indemnification provided for under Section 6.1 or 6.2 in respect of, arising out of or involving an Action initiated or commenced by or on behalf of a Third Party (a “Third Party Claim”), such Indemnified Party must notify, with respect to a claim for indemnification pursuant to Section 6.1, US Holdings, or, with respect to a claim for indemnification pursuant to Section 6.2, Buyer (each, an “Indemnifying Party”) in writing of the Third Party Claim (including in such notice a brief description of the applicable claim(s), including damages sought or estimated, to the extent actually known by such Indemnified Party) within 20 Business Days after receipt by such Indemnified Party of actual notice of the Third Party Claim (or such earlier deadline as may be required to timely respond to the Third Party Claim); provided, however, that failure to give such notification shall not affect the indemnification provided under Section 6.1 or 6.2 except to the extent the Indemnifying Party has been actually prejudiced as a result of such failure. The Indemnifying Party shall have the right to undertake the defense or opposition to such Third Party Claim (at the Indemnifying Party’s expense) with counsel selected by it and reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party gives written notice to the Indemnified Party within 20 Business Days after it has been notified of the Third Party Claim that it will defend the Indemnified Party against such Third Party Claim, (ii) the Third Party Claim does not seek an injunction or other equitable relief against the Indemnified Party and

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does not relate to or arise in connection with any criminal proceeding, action, indictment, allegation or investigation, (iii) the amount claimed in such Third Party Claim, taken together with the reasonably estimated costs of defense thereof and the claimed amount with respect to any unresolved claims for indemnification under this Article VI then pending, is (A) if applicable, greater than the remaining portion, if any, of the Indemnity Threshold and (B) if applicable, less than the Cap, (iv) the Indemnified Party has not been advised in writing by outside counsel that a substantive legal conflict exists between the Indemnified Party and the Indemnifying Party in connection with conducting the defense of the Third Party Claim, and (v) the Third Party Claim does not allege the infringement of the Intellectual Property Rights of any Person by the Indemnified Party. Neither the Indemnified Party nor the Indemnifying Party shall settle any Third Party Claim without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed); provided, that the Indemnifying Party may settle such Third Party Claim without the prior written consent of the Indemnified Party if (1) the claimant in such Third Party Claim provides to the Indemnified Party an unqualified release of such Indemnified Party from all liability in respect of such Third Party Claim, (2) such settlement does not involve any injunctive relief binding upon the Indemnified Party, (3) such settlement does not encumber any of the material assets of the Indemnified Party or impose any restriction or condition that would apply to or materially affect such Indemnified Party or the conduct of such Indemnified Party’s businesses, (4) such settlement does not give rise to any material adverse Tax consequences of the Indemnified Party and (5) such settlement does not involve any admission of liability or wrongdoing by the Indemnified Party.
(b)    In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement other than in respect of, arising out of or involving a Third Party Claim, such Indemnified Party shall deliver written notice of such claim with reasonable promptness to the Indemnifying Party (including in such notice a brief description of the applicable claim(s), including damages in good faith sought or estimated, to the extent actually known by such Indemnified Party); provided, however, that failure to give such notification shall not affect the indemnification provided under Section 6.1 or 6.2 except to the extent the Indemnifying Party has been actually prejudiced as a result of such failure. If the Indemnifying Party does not notify the Indemnified Party within 20 Business Days following its receipt of such notice that the Indemnifying Party disputes the indemnity claimed by the Indemnified Party under Section 6.1 or 6.2 such indemnity claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability to be indemnified under Section 6.1 or 6.2 and the Indemnified Party shall be indemnified for the amount of the Losses stated in such notice to the Indemnified Party on demand or, in the case of any notice in which the Losses (or any portion thereof) are estimated, on such later date when the amount of such Losses (or such portion thereof) becomes finally determined, but in all cases subject to the Indemnity Threshold and the Cap, to the extent applicable, and the other limitations set forth herein.
Section 6.5.    Termination of Indemnification. The obligations to indemnify and hold harmless an Indemnified Party hereto pursuant to Article VI with respect to the Specified

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Representations will survive for the applicable statute of limitations, and all other representations, warranties, covenants and obligations contained in this Agreement shall terminate on February 5, 2020. It is the express intent of the parties that each termination or expiration date contemplated by this Section 6.5 may be shorter than the statute of limitations that may otherwise apply, and by contract, the applicable statute of limitations is hereby reduced.
Section 6.6.    Exclusive Remedies. Buyer and each Seller acknowledge and agree that after the Closing, the indemnification provisions of this Article VI shall be the sole and exclusive remedies of Buyer and each Seller for any breach of the representations or warranties or nonperformance of or default under any covenants or agreements of Buyer or any Seller contained in this Agreement or any Related Document, or otherwise in connection with the Contemplated Transactions (other than claims for equitable relief under Section 7.8 and fraud).
ARTICLE VII.
GENERAL PROVISIONS
Section 7.1.    Rules of Construction. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and have together drafted this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.
Section 7.2.    Notices. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by transmission-mail (with confirmation of transmission other than by means of an automatically- generated reply) or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified by like notice):
if to Buyer, to:

Cerecor Inc.
400 East Pratt Street, Suite 606
Baltimore, MD 21202
E-mail:
Attention:    Mariam Morris, Chief Financial Officer
with a copy (which shall not constitute notice) to:

Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail

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Suite 300
Raleigh, North Carolina 27607
Fax:    (919) 781-4865
E-mail:
Attention:     Don Reynolds

and if to Sellers, to:

Avadel US Holdings, Inc.
Attn: General Counsel
16640 Chesterfield Grove Rd.
Suite 200
Chesterfield, MO 63005

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP
51 W. 52nd St.
New York, NY 10019
Attn: R. King Milling, Jr.; Tal Hacohen
e-mail:

provided that any notice received at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day.
Section 7.3.    Consents and Approvals. For any matter under this Agreement requiring the consent or approval of a Party to be valid and binding on the Party, such consent or approval must be in writing.
Section 7.4.    Counterparts. This Agreement may be executed in one or more counterparts (including by transmission-mail), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.
Section 7.5.    Entire Agreement; No Third Party Beneficiaries. This Agreement, the Confidentiality Agreement and the other Related Documents constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement, the Confidentiality Agreement and the other Related Documents. Except as provided in Article VI, this Agreement is for the sole benefit of the Parties hereto and is not intended to and does not confer upon any Person other than the Parties any legal or equitable rights or remedies.

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Section 7.6.    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties, and any assignment without such consent shall be null and void, except that Buyer may assign any or all of its rights and obligations under this Agreement to any of its Affiliates without the consent of any Seller. No assignment pursuant to this Section 7.6 will relieve the assigning Party of its responsibility for the performance of any of its obligations hereunder to the extent not performed by the assignee. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
Section 7.7.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.
Section 7.8.    Enforcement.
(a)    Each Party irrevocably submits to the exclusive jurisdiction of (i) the state courts of New York located in New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or the Contemplated Transactions. Each Party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the state courts of New York located in New York County. Each Party further agrees that service of any process, summons, notice or document by the U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 7.8. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Contemplated Transactions in (x) the state courts of New York located in New York County, and (y) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
(b)    EACH PARTY WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY. Each Party (i) certifies that no representative, agent or attorney of the other Party has represented, expressly or otherwise, that such Party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Party has been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 7.8(b).

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(c)    The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the state courts of New York located in New York County, and the United States District Court for the Southern District of New York, this being in addition to any other remedy to which they are entitled at law (subject to Section 6.6) or in equity and as further set forth in this Section 7.8.
Section 7.9.    Severability. If any term or other provision of this Agreement or any Related Document is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement or such Related Document shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement or such Related Document so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 7.10.    Amendment; Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the Party against whom enforcement of any such modification, amendment or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance by the other Parties with any representation, warranty, covenant, agreement or obligation contained herein. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Neither the failure of any Party to enforce, nor the delay of any Party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof.
ARTICLE VIII.
CONDITIONS TO CLOSING
Section 8.1.    Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:
(a)    The representations and warranties of Sellers contained in Article III, disregarding in each case any reference to “materiality”, “Material Adverse Effect” or similar qualifications therein, shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties

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that address matters only as of a specified date, which shall be true and correct as of that specified date), except where the failure of such representations and warranties to be true and correct would not, in the aggregate, have a Material Adverse Effect.
(b)    Sellers shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.
(c)    Sellers shall have delivered to Buyer the items set forth in Section 2.4(b).
Section 8.2.    Conditions to Obligations of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Sellers’ waiver, at or prior to the Closing, of each of the following conditions:
(a)    The representations and warranties of Buyer contained in Article IV shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not, in the aggregate, have a material adverse effect on Buyer’s ability to consummate the transactions contemplated hereby.
(b)    Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement be performed or complied with by it prior to or on the Closing Date.
(c)    Buyer shall have delivered to Sellers the items set forth in Section 2.4(c).
ARTICLE IX.
TERMINATION.
Section 9.1.    Termination. This Agreement may be terminated at any time prior to the Closing:
(a)    by the mutual written consent of Sellers and Buyer;
(b)    by Buyer or Sellers by written notice to the other Party if such is not then in material breach of any provision of this Agreement and there has been a material breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the other Party pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Article VIII and such breach, inaccuracy or failure cannot be cured by the 10th Business Day after the date of this Agreement (the “Drop Dead Date”);

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(c)    by Buyer or Sellers if the Closing has not occurred on or before the Drop Dead Date; or
(d)    by Buyer or Sellers in the event that:
(i)    there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited; or
(ii)    any Governmental Authority shall have issued an Order restraining or enjoining the transactions contemplated by this Agreement, and such Order shall have become final and non-appealable.
Section 9.2.    Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:
(a)    as set forth in this Article IX, Section 5.1 and Article VII hereof; and
(b)    that nothing herein shall relieve any party hereto from liability for any intentional breach of any provision hereof.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

BUYER:

CERECOR, INC.

By: /s/ Robert Moscato _____________________________
Name: Robert Moscato
Title: President, COO and Director

SELLERS:

AVADEL PHARMACEUTICALS (USA), INC. By: /s/ Phillandas T. Thompson Name: Phillandas T. Thompson Title: Secretary	AVADEL PEDIATRICS, INC. By: /s/ Phillandas T. Thompson Name: Phillandas T. Thompson Title: Secretary
FSC THERAPEUTICS, LLC By: /s/ Phillandas T. Thompson Name: Phillandas T. Thompson Title: Secretary	AVADEL US HOLDINGS, INC. By: /s/ Michael F. Kanan Name: Michael F. Kanan Title: Treasurer
AVADEL PHARMACEUTICALS PLC By: /s/ Michael S. Anderson Name: Michael S. Anderson Title: Chief Executive Officer

[Signature Page to Asset Purchase Agreement]

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DISCLOSURE SCHEDULE
to the Asset Purchase Agreement
by and between
CERECOR, INC.
and
AVADEL PHARMACEUTICALS (USA), INC.,
AVADEL PEDIATRICS, INC.,
AVADEL THERAPEUTICS, LLC,
AVADEL US HOLDINGS, INC.
AND
AVADEL PHARMACEUTICALS PLC
dated as of February 12, 2018
This disclosure schedule (this “Disclosure Schedule”) is being delivered on the date hereof in connection with that certain Asset Purchase Agreement (the “Agreement”), dated of even date herewith, by and between Cerecor, Inc., a Delaware corporation (“Buyer”), Avadel Pharmaceuticals (USA), Inc., a Delaware corporation (“Pharma”), Avadel Pediatrics, Inc., a Delaware corporation (“Pediatrics”), Avadel Therapeutics, LLC, a Delaware limited liability company (“Therapeutics”), Avadel US Holdings, Inc., a Delaware corporation (“US Holdings”), and Avadel Pharmaceuticals plc, an Irish corporation (“Parent”). Each of Pharma, Pediatrics, Therapeutics, US Holdings and Parent are individually referred to herein as a “Seller” and are collectively referred to as “Sellers”. Terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
The specific disclosures set forth in the Disclosure Schedule attached hereto have been organized to correspond to certain Sections in the Agreement to which each such disclosure may relate, but each such disclosure will apply to and will be deemed to be an exception to or modification or qualification of all representations and/or warranties contained in the Agreement to which it is reasonably apparent on the face of such disclosure that such disclosure applies. The inclusion of any information in the Disclosure Schedule attached hereto shall not be deemed an admission or acknowledgement that such information is material, has resulted or would result in a Material Adverse Effect, is outside the ordinary course of business or is otherwise required to be disclosed.

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Schedule 1.1(a)
Items Not Included in Business Intellectual Property
Tradenames
1.Avadel Pharmaceuticals PLC
2.Avadel USA Holdings, Inc.
3.Avadel Pharmaceuticals (USA), Inc.
4.Avadel Pediatrics, Inc.
5.FSC Laboratories, Inc.
6.FSC Holdings, LLC
7.FSC Therapeutics, LLC
8.FSC Pediatrics, Inc.
Trademarks
FSC PEDIATRICS
FSC LABORATORIES
AVADEL
Software
1.Salesforce.com – SFA
2.Cornerstone - Performance Management
3.Microsoft Outlook - Email
4.Sage – ERP Management
5.IQVIA – Sales Data
6.Concur – Expense Reporting
7.Docusign – Electronic Signature

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Schedule 1.1(b)
Compounds
1.Cefaclor USP
2.rabeprazole sodium
3.carbinoxamine maleate

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Schedule 1.1(c)

Product
1.Karbinal ER oral suspension 4mg/5mL
2.Cefaclor for oral suspension USP 125mg/5mL; 250mg/5mL; 375mg/5mL
3.Achiphex Sprinkle Delayed-Release Capsules
4.Flexichamber Anti-static Valved Collapsible Holding Chamber

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Schedule 2.1(b)(i)
Seller Wire Information
Bank Name:
Bank Address:
Account Name:
ABA/Routing Number:
SWIFT Code:
Account Number:

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Schedule 2.2(a)(i)
Assumed Contracts*

1.
The following provisions of the Membership Interest Purchase Agreement dated February 5, 2016 between FSC Holding Company, LLC; FSC Therapeutics, LLC; FSC Laboratories, Inc, Peter Steelman, James Flynn, Deerfield CSF, LLC; and Flamel US Holdings, Inc. and Flamel Technologies SA (the “Deerfield Agreement”):

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Section 1.2(a), beginning with the payment to be made July 30, 2018
Section 1.2(b)
Section 1.6(a) through (j), provided, Buyer is not bound by the first sentence of Section 1.6(i)
Section 1.7(a) through (e), provided, the FSC Assets Collateral (as defined in the Deerfield Agreement) is limited to the Purchased Assets
Section 1.8
Section 5.2
Section 5.3
Section 6.1
Section 6.2
Section 6.3(b), but only to the extent related to a breach or non-fulfillment by Buyer of a covenant, agreement or obligation that is included in a provision of the Deerfield Agreement listed on this Appendix A; otherwise the obligations in Section 6.3(b) are not assigned hereunder and remain obligations of the Company.

Section 6.4
Section 6.5
Section 6.6
Section 6.7
Section 6.8
Section 6.9
Section 7.1 through 7.5
Section 7.6, provided written notice to Buyer shall be given to:
Cerecor Inc.
400 East Pratt Street, Suite 606
Baltimore, MD 21202
E-mail:
Attention: Mariam Morris, Chief Financial Officer
with a copy (which shall not constitute notice) to:
Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, North Carolina 27607
E-mail:
Attention: Don Reynolds

Section 7.7 through 7.9

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2.	Supply Agreement between Eisai, Inc. and FSC Labs, dated June 12, 2014. (related to Achiphex Sprinkle)

3.	License and Assignment Agreement between Eisai, Inc. and FSC Therapeutics, LLC, dated June 12, 2014.

4.	Supply and Distribution Agreement between Tris Pharmaceuticals, Inc. and FSC Labs dated August 9, 2013. (related to Karbinal ER)

5.	Manufacturing Agreement between FSC Labs and Brevet, Incorporated, dated January 22, 2016. (related to Flexichamber)

6.
License, Supply & Distribution Agreement between Yung Shin Pharm. Ind. Co., Ltd., FSC Therapeutics, FSC Labs and Rising Pharmaceuticals, Inc., dated March 17, 2015. (related to Cefaclor Oral Suspension)

7.	Quality Agreement between Eisai Inc. and FSC Labs, dated January 20, 2016.

8.	Safety Data Exchange Agreement between FSC Therapeutics and Eisai Inc., dated August 28, 2016

9.	Quality Agreement between FSC Labs and Yung Shin Pharm. Ind. Co., LTD, dated August 12, 2015.

10.	Quality Agreement between Avadel Pharmaceuticals (USA), Inc. and Brevet Inc., dated August 11, 2017.

11.	Supply Agreement between Independence Pharmaceuticals, LLC and Avadel Pharmaceuticals (USA), Inc., dated April 17, 2017.
12. Safety Data Exchange Agreement for Karbinal ER between FSC Laboratories, Inc. and Tris Pharma Inc. dated April 2016.

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Schedule 2.2(a)(ii)
Regulatory Authorizations

1.	ACIPHEX® Sprinkle (rabeprazole sodium) Delayed-Release Capsules, for oral use NDA 204736
2. FLEXICHAMBER Anti-Static Valved Collapsible Holding Chamber
510K 140062
Device classification: Holding Chamber, Direct Patient Interface
3. EZ-SPACER
510K 933090
Device classification: Nebulizer, Direct Patient Interface
NOTE: The Regulatory applications for the 2 other products marketed by Avadel are not owned by Avadel. Avadel is a distributor. These information about these products is as follows:

Product	Owner of application	Application Number
Cefaclor for oral suspension, USP 125 mg/5mL, 250 mg/5mL, 375 mg/5mL	Yung Shin Pharmaceutical	ANDA 065412
KarbinalTM ER (carbinoxamine maleate) Extended-Release Oral Suspension 4mg/5mL	Tris Pharma Inc.	NDA 022556

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Schedule 2.2(a)(iii)
Business Intellectual Property
Owned Patents

COUNTRY	TITLE	APP. NO.	PUB. NO.	PUB. DATE	PATENT NO.	GRANT DATE
USA	Inhalation devices and Systems and Methods including the same	13/862,533	US 2013276781	10/24/2013	US 9364622	6/14/2016
USA	Inhalation devices and Systems and Methods including the same	15/153,482	US 2017021118	1/26/2017
PCT	Inhalation devices and Systems and Methods including the same	PCT/US13/36936	WO 2013/158738	10/24/2013		N/A
Australia	Inhalation devices and Systems and Methods including the same	2013249336	AU 2013249336	11/27/2014
Brazil	Inhalation devices and Systems and Methods including the same	112014026010 9
Canada	Inhalation devices and Systems and Methods including the same	2870857	CA 2870857	10/24/2013
Chile	Inhalation devices and Systems and Methods including the same	20142808	CL 2014002808	10/2/2015
China	Inhalation devices and Systems and Methods including the same	201380032320.9	CN 104640589	5/20/2015	CN104640589	1/12/2018
Europe	Inhalation devices and Systems and Methods including the same	13720185	EP 2838595	2/25/2015
Hong Kong	Inhalation devices and Systems and Methods including the same	15106904.5	HK 1206289	1/8/2016	HK 1206289	1/8/2016
India	Inhalation devices and Systems and Methods including the same	8327CHENP2014	IN 8327/CHENP/2014	7/1/2016
Japan	Inhalation devices and Systems and Methods including the same	2015 507142	JP 2015-514511	5/21/2015	JP 6216367	29/09/2017
South Africa	Inhalation devices and Systems and Methods including the same	2014/08263	ZA 201408263	12/23/2015	ZA 201408263	12/23/2015
USA	Inhalation spacer	29/418,799	N/A		US D717424	11/11/2014

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Licensed Patents

Title	Country or Jurisdiction	Patent No.	App/Publication No.	Filing Date	Issue Date	Status	Owner of Record	Expires
Karbinal ER (2) Modified release formulations containing drug-ion exchange resin complexes	United States	8,062,667	11/724,966	03/15/07	11/22/11	Issued	Tris Pharma	03/29/2029
AcipHex Sprinkle (3) Stabilized Composition	United States	9,040,564	11/937,393	11/08/07	5/26/15	Issued	Eisai R&D Management Co, Ltd.	03/14/2031

Licenses to Intellectual Property Received by Avadel Pharmaceuticals (USA), Inc.
1.Pursuant to the Supply and Distribution Agreement between Tris Pharmaceuticals, Inc. and FSC Labs dated August 9, 2013, FSC Labs received an exclusive license to distribute and sell carbinoxamine maleate (US Patent 8,062,667) under the trademark KARBINAL, U.S. Serial No. 85/344587 (expired but refiled now U.S. Serial No. 86/568,380), as such license is more fully described in that agreement.
2.Pursuant to the License and Assignment Agreement between Eisai, Inc. and FSC Therapeutics, dated June 12, 2014, FSC Therapeutics received an exclusive license for manufacturing, marketing, and sale of sprinkle (US Pending Patent 11/937393) under the trademark ACIPHEX Sprinkle, U.S. Registration No. 2,338,915 for ACIPHEX, as such license is more fully described in that agreement. Please note that because of the descriptive nature of the term SPRINKLE, registration of ACIPHEX SPRINKLE would not provide any additional protection.

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Owned Trademarks
Registered:

Trademark	Country or Jurisdiction	App. No.	Reg. No.	Reg. Date	Goods	Status
E-Z SPACER	United States	74/558,755	2,004,852	10/01/96	IC 010: Medicament inhalation devices	Renewed
E-Z SPACER	Canada	1450552	TMA814697	12/29/11	Medicament inhalation device	Renewal due 12/29/2026
FLEXICHAMBER	United States	86/239,483	4,827,962	10/06/15	IC 010: Medical delivery apparatus, namely, a valved holding chamber sold empty for use with metered dose inhalers	Section 8 due 10/06/2021

Licensed Trademarks

Trademark	Country or Jurisdiction	App. No.	Reg. No.	Reg. Date	Goods	Status	Owner of Record
KARBINAL (2)	United States	85/344,587				Dead as of 06/22/15 (Used all extensions)	Tris Pharma, Inc.
KARBINAL (2)	United States	86/568,380
IC 005: Oral modified release, extended release, and/or sustained release pharmaceutical preparations for the drug carbinoxamine, a pharmaceutically acceptable salt thereof and/or carbinoxamine polistirex, intended for the treatment of seasonal and perennial allergic rhinitis, and other approved uses
						New Intent to Use App filed 3/18/2015 – Notice of Allowance issued 10/13/2015	Tris Pharma, Inc.
ACIPHEX® SprinkleTM (3)	United States	75/037,680	2,338,914 (for ACIPHEX)	04/04/00	IC 005: Pharmaceutical preparations for the treatment of gastro- intestinal diseases.	Active	Eisai R&D Management Co. Ltd.

Domain Name Registrations
aciphexsprinkle.co
aciphexsprinkle.com
aciphexsprinkle.info
aciphexsprinkle.net
aciphexsprinkle.org
aciphexsprinkle.us

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aciphexsprinkles.co
aciphexsprinkles.com
aciphexsprinkles.info
aciphexsprinkles.net
aciphexsprinkles.org
aciphexsprinkles.us
cefaclororal.com
cefaclororal.net
cefaclorsuspension.com
cefaclorsuspension.net
e-zspacer.com
fairviewpharma.com
flexichamber.co
flexichamber.com
flexichamber.net
flexichamber.org
flexichamberforkids.com
fsclaboratories.com
fsclabs.com
fscpediatrics.com
karbinal.co
karbinal.com
karbinal.net
karbinal.org
karbinalcr.com
karbinaler.co
karbinaler.com
karbinaler.net
karbinaler.org
karbinalxr.com

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Schedule 2.2(a)(v)
Inventory
See Exhibit 2.2(a)(v) attached hereto.

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Schedule 2.2(b)(xiii)
NONE

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Schedule 2.3
Assumed Liabilities
See Exhibit 2.3 attached hereto.

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Schedule 3.2(c)

Consents
NDA Transfer Letter between Seller and Buyer NDA Acceptance Letter

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Schedule 3.2(c)
NDA Transfer Letter Between Seller and Buyer
X February 2018
Donna Griebel, M.D., Division Director
Division of Gastroenterology and Inborn Error Products
Food and Drug Administration - Office of Drug Evaluation III
Central Document Room
5901 B Ammendale Road
Beltsville, MD 20705-1266

RE:	NDA 204736 – AcipHex® SprinkleTM (rabeprazole sodium) 5 and 10 mg Capsules for the treatment of Gastroesophageal Reflux Disease (GERD) in pediatric patients 1 to 11 years of age
Sequence No. 006X: Transfer of NDA Ownership/Sponsor
Dear Dr. Griebel:
Avadel Pharmaceuticals (USA), Inc. (Avadel) is making reference to the New Drug Application (NDA) 204736 for AcipHex® SprinkleTM. With this submission, in accordance with 21CFR 314.72, Avadel is transferring all rights and responsibilities related to NDA 204736 to Cerecor, Inc. effective <DAY> XX February 2018. Cerecor, Inc. will have a complete copy of the approved application on <DAY> XX February 2018.
The address of record for Cerecor, Inc. is:
Cerecor, Inc.
400 East Pratt Street
Suite 606
Baltimore, MD 21202
(410) 522-8707
The Official Correspondent at Cerecor, Inc. is:
Michael Bouchon
Associate Director of Regulatory
Cerecor, Inc.
400 East Pratt Street
Suite 606
Baltimore, MD 21202
Ph: (XXX) XXX-XXXX
Fax: (XXX) XXX-XXXX

All future correspondence from the Agency should be directed to Cerecor, Inc.
Should you have any questions or require additional information, please contact me by phone at
+1 202.730.4129 or email at .

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Sincerely,
Marla E. Scarola, MS
Senior Consultant
The Weinberg Group

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Schedule 3.2(c)
NDA Acceptance Letter
X February 2018
Donna Griebel, M.D., Division Director
Division of Gastroenterology and Inborn Error Products
Food and Drug Administration - Office of Drug Evaluation III
Central Document Room
5901 B Ammendale Road
Beltsville, MD 20705-1266

RE:	NDA 204736 – AcipHex® SprinkleTM (rabeprazole sodium) 5 and 10 mg Capsules for the treatment of Gastroesophageal Reflux Disease (GERD) in pediatric patients 1 to 11 years of age
Sequence No. 006X: Acceptance of NDA Ownership/Sponsor
Dear Dr. Griebel:
Reference is made to the New Drug Application (NDA) 204736 for AcipHex® SprinkleTM. With this submission, in accordance with 21CFR 314.72, Cerecor, Inc is accepting all rights and responsibilities related to NDA 204736 effective <DAY> XX February 2018. Cerecor, Inc. has received a complete copy of the approved NDA.
The address of record for Cerecor, Inc. is:
Cerecor, Inc.
400 East Pratt Street
Suite 606
Baltimore, MD 21202
(410) 522-8707
The Official Correspondent at Cerecor, Inc. is:
Michael Bouchon
Associate Director of Regulatory
Cerecor, Inc.
400 East Pratt Street
Suite 606
Baltimore, MD 21202
Ph: (XXX) XXX-XXXX
Fax: (XXX) XXX-XXXX

All future correspondence from the Agency should be directed to Cerecor, Inc.
Should you have any questions or require additional information, please contact me by phone at
XXX-XXX-XXXX or email at XXXXXXXX.
Sincerely,

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Schedule 3.4
Liens
Security Interests in the Purchased Assets granted to James Flynn, Peter Steelman and Deerfield CSF, LLC pursuant to Section 1.7 of the Deerfield Agreement.

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Schedule 3.5(f)
Interests Relating to Business Intellectual Property
Pursuant to the Supply and Distribution Agreement between Tris Pharmaceuticals, Inc. and FSC Labs dated August 9, 2013, FSC Labs received an exclusive license to distribute and sell carbinoxamine maleate (US Patent 8,062,667) under the trademark KARBINAL, U.S. Serial No. 85/344587 (expired but refiled now U.S. Serial No. 86/568,380), as such license is more fully described in that agreement.
Pursuant to the License and Assignment Agreement between Eisai, Inc. and FSC Therapeutics, dated June 12, 2014, FSC Therapeutics received an exclusive license for manufacturing, marketing, and sale of sprinkle (US Pending Patent 11/937393) under the trademark ACIPHEX Sprinkle, U.S. Registration No. 2,338,915 for ACIPHEX, as such license is more fully described in that agreement. Please note that because of the descriptive nature of the term SPRINKLE, registration of ACIPHEX SPRINKLE would not provide any additional protection.

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Schedule 3.10(a)
Regulatory Matters

1.	ACIPHEX® Sprinkle (rabeprazole sodium) Delayed-Release Capsules, for oral use NDA 204736
2. FLEXICHAMBER Anti-Static Valved Collapsible Holding Chamber
510K 140062
Device classification: Holding Chamber, Direct Patient Interface
3. EZ-SPACER
510K 933090
Device classification: Nebulizer, Direct Patient Interface

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Schedule 3.10(b)
Clinical Studies
NONE

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Schedule 3.16

Related Party Transactions
Deerfield Agreement

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Schedule 5.11(a)
Business Employees

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wh_id	prtnum	client_id	lngdsc	total_inventory	available	unshp_qty	avg_dly_demand	DaysonHand	LocCount	Std Cost	LocCount
MEM	1355110105	FC	KARBINAL ER 480ML/4MG/5ML	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355112501	FC	CEFACLOR USP 125MG/5ML BOTTLE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355120501	FC	ACIPHEX SPRINKLE DELAYED RELEASE CAPSULE 5MG 30CT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355121001	FC	ACIPHEX SPRINKLE DELAYED RELEASE CAPSULE 10MG 30CT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355125001	FC	CEFACLOR USP 250MG/5ML BOTTLE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355137501	FC	CEFACLOR USP 375MG/5ML BOTTLE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355190101	FC	FLEXICHAMBER	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355190301	FC	FLEXICHAMBER SMALL CHILD MASK 1 UNIT	[***]	[***]	[***]	[***]		[***]	[***]	$[***]
MEM	1355190302	FC	FLEXICHAMBER LARGE CHILD MASK 1 UNIT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]
MEM	1355190303	FC	FLEXICHAMBER SMALL ADULT MASK 1 UNIT	[***]	[***]	[***]	[***]		[***]	[***]	$[***]
Total:				[***]	[***]	[***]	[***]	[***]	[***]		$[***]

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Inventory Stock Status Report    Report Date: 1/31/2018
Company: 1194 - AVADEL PHARMACEUTICALS
Product Division: ALL
Product Class: ALL
Product Code: ALL

Item Number	Item Description	Product Class	Unit Pack	Unit Cost Max Qty Item Owner	Square Footage Lot Flag	Lot Number	Ship Expiration Date	Product Expiration Date Manufacturing Date		Lot Status Lot Qty on Hand x2 pack		STD Cost
13551-101-01	Karbinal ER Oral Suspension 4 mg/5 mL	Karbinal	[***]	0.00 [***] UNKNOWN	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***] [***]	[***]	[***]
13551-902-01	FLEXICHAMBER DEMOS	FLEXICHAMBER	[***]	0.00 [***] UNKNOWN	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13551-902-01	FLEXICHAMBER DEMOS	FLEXICHAMBER	[***]	0.00 [***] UNKNOWN	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13551-903-01	Flexichamber Small Child	FLEXICHAMBER	[***]	0.00 [***] UNKNOWN	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13551-903-02	Flexichamber Large Child	FLEXICHAMBER	[***]	0.00 [***] UNKNOWN	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13551-903-03	Flexichamber Small Adult	FLEXICHAMBER	[***]	0.00 [***] UNKNOWN	[***] [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19229-15	FLEXICHAMBER FACE MASK RX ANTISTATIC VALVEDFLEXICHAMBERCOLLAP		[***][***]	[***] UNKNOWN	[***]
											Total Sample Inventory Value		[***]

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Schedule of Assumed Liabilities Liabilities associated with the Membership Interest Purchase Agreement: Section 1.2 Fixed payments due dates:
Jul-18 $	262,500	1
Oct-18 $	262,500	2
Jan-19 $	262,500	3
Apr-19 $	262,500	4
Jul-19 $	262,500	5
Oct-19 $	262,500	6
Jan-20 $	262,500	7
Apr-20 $	262,500	8
Jul-20 $	262,500	9
Oct-20 $	262,500	10
Feb-21 $	15,262,500	11

15% of net sales of the Products up to $[***] or Feb 5 2026, whichever comes
Section 1.6 Deferred consideration	sooner
Cumulative payments to date through September 30, 2017	$	[***]
Expected payment to be made relating to net sales in 4Q 2017*:		[***]
Expected payment to be made associated with 2018 revenues through the Closing Date*:		[***]
Total applied to the $[***] max		[***]
Maximum amount contingently due		[***]
Amount contingently due	$	[***]
*Avadel is responsible for making payments under Section 1.6 of the
Deerfield Agreement through the Closing Date.

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